UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21846

Clough Global Opportunities Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Secretary

Clough Global Opportunities Fund

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-256-8445

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019 – October 31, 2020

Item 1. Reports to Stockholders.

Section 19(b) Disclosure

October 31, 2020 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, through December 2019, each Fund paid monthly distributions in an annualized amount of not less than 10% of the respective Fund’s average monthly net asset value (“NAV”). Effective January 1, 2020, the Funds’ managed distribution policy was revised to set the monthly distribution rate at an amount equal to one twelfth of 10% of each Fund’s adjusted year-ending NAV, which is the average of the NAVs as of the last five business days of the prior calendar year. Until July 2021, each Fund will pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board.

Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution.

Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

Until July 2021, each Board may amend, suspend or terminate each Fund’s Plan without prior notice if the Board determines in good faith that continuation would constitute a breach of fiduciary duty or would violate the Investment Company Act of 1940.

The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Shareholder Letter & Portfolio Allocation
Clough Global Dividend and Income Fund	2
Clough Global Equity Fund	7
Clough Global Opportunities Fund	12
Statement of Investments
Clough Global Dividend and Income Fund	17
Clough Global Equity Fund	22
Clough Global Opportunities Fund	26
Statements of Assets and Liabilities	31
Statements of Operations	32
Statements of Changes in Net Assets	33
Statements of Cash Flows	36
Financial Highlights
Clough Global Dividend and Income Fund	38
Clough Global Equity Fund	39
Clough Global Opportunities Fund	40
Notes to Financial Statements	41
Report of Independent Registered Public Accounting Firm	60
Dividend Reinvestment Plan	61
Additional Information
Fund Proxy Voting Policies & Procedures	62
Portfolio Holdings	62
Notice	62
Shareholder Meeting	62
Section 19(A) Notices	63
Tax Designations	63
Trustees & Officers	64
Summary of Updated Information Regarding Clough Global Dividend and Income Fund	68
Summary of Updated Information Regarding Clough Global Equity Fund	86
Summary of Updated Information Regarding Clough Global Opportunities Fund	103
Privacy Policy	122

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.cloughglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-226-8017, from 8am to 5pm CT, to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-226-8017.

Clough Global Dividend and Income Fund	Shareholder Letter

October 31, 2020 (Unaudited)

For the fiscal year ending October 31, 2020, the Clough Global Dividend and Income Fund (“GLV” or the “Fund”) was down -4.75% on net asset value (“NAV”) and down -9.59% on market price. The Fund’s benchmark, 50% MSCI World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index, was up 6.21% for the same period.

TOP FIVE CONTRIBUTORS AND DETRACTORS FOR THE YEAR

The Fund’s investment in Eurodollar futures as a hedge against a slowing global economy due to the emerging pandemic proved to be the largest contributor to performance for the year. Eurodollar futures, which are a proxy for future central bank policy, allowed the Fund to maintain its long equity book in the turbulent months of February and March while participating in the recovery rally that started in April. The Fund continues to hold this position as an intended hedge against any additional slow down in economic activity from the spread of COVID-19.

PennyMac Financial Services Inc., a market dominant originator and servicer of residential and commercial mortgages, was a top contributor that benefited from increased refinance and new buyer activity as mortgage rates reached all time lows. Apple Inc. and Microsoft Corp. made significant gains from the COVID-19 driven shift to a stay at home economy. Finally, MediaTek Inc., a key beneficiary from the development of 5G technology, was also top performer for the fiscal year.

Financial stocks were the top detractors for the year. Citigroup Inc., along with mortgage real estate investment trust (“REIT”) PennyMac Mortgage Investment Trust and commercial REIT Ladder Capital Corp., all declined as the markets priced in meaningful losses to the companies’ portfolios due to the sudden collapse in economy from COVID-19 related shutdowns. Finally, as the markets recovered in the spring, hedge positions in a S&P 500 Index exchange traded fund (“ETF”) and options on the S&P 500 Index were also top detractors from performance.

ON THE MARKETS: LIQUIDITY SUPPORT FOR EQUITIES IS POSITIVE

We are not political experts, but it appears equities have embraced a Biden presidency along with the possibility of a small Republican majority in the Senate and we can understand why. It is widely expected that there will be better coordination between a Biden administration and the Federal Reserve (the “Fed”) in combining monetary and fiscal policies. A Biden administration is expected to push for additional stimulus packages, and we assume will appoint dovish Federal Reserve governors.

The coronavirus was more of an exogenous shock to the market than would be a natural recession. There was no credit crisis or banking collapse, nor was there a profit hit from an excessive capacity build which destroys profitability in a key economic sector, like technology in 2000 or housing in 2008. The threat of more infections would likely prolong the policies of monetary ease.

The Fed is currently pumping liquidity into a growing economy and if it lives up to its promises of sustaining zero nominal interest rates into 2022 or 2023, the likelihood of higher returns on investment in the economy in 2021 and beyond looks pretty good.

In the meantime, investors are positioned defensively, holding $4.5 trillion in money market funds and another $15.7 trillion in short-term deposits. The amount of money sitting at the 90-day rate is close to the nominal gross domestic product (“GDP”). The Fed would like to see that money invested in the economy and is making holding that cash very costly.

The Fed is the most critical factor to the markets. Financial conditions are incredibly favorable, earnings expectations are rising, and the Fed continues to add reserves to the banking system. All of that is positive for equities.

Finally, businesses continue to generate large amounts of cash flow according to Bloomberg. Because business investment has been well below that spent in previous business expansions, businesses did not over invest, and excess capacity was never built, so pricing and profitability have held up. With the Pfizer vaccine likely to begin distribution over the next few months, we believe 2021 could be a very strong year for equities.

TECHNOLOGY

Looking ahead through the 2020s, we believe that the global buildout of 5G telecommunications networks will be a significant investment opportunity. All of the imaginative projects of the 2020s such as autonomous driving, machine learning and the “Internet of Things” require 5G technology. The 5G rollout accelerated with Apple’s announcement of a suite of its 5G equipped iPhones, which promise faster download and upload speeds, higher latency, and quality video gaming and streaming as enticements to buy the phones. Consumer spending is being diverted from travel and leisure to consumer electronics and evidence is mounting that affluent consumers will buy high-end phones. So far, 5G is widely available only in the Asia Pacific region, but where it is available selling prices are 15-20% higher than those of 4G equipped phones. Even in areas where 5G is not available, new phones are selling at a 7% premium to earlier generations.

2	www.cloughglobal.com

Clough Global Dividend and Income Fund	Shareholder Letter

October 31, 2020 (Unaudited)

Hundreds of billions of dollars will be spent building out 5G, and competition will be intense, particularly among service providers and companies which build the commodity portions of the infrastructure. To be competitive, service providers will be forced to overbuild their networks ahead of demand and to discount their products to fill capacity. Handset manufacturers without the strong applications businesses which lock in customers, unlike Apple which does, will also have to price aggressively to sell their products. A move to a new standard could add $50-100 per phone to the materials bill, especially for radio frequency (“RF”) chips, processing power and added memory. High-end phone modems must be able to work with any phone in any market and that is expensive. For example, the cost of the modem alone in 5G can increase by more than 50%. So, it is necessary to answer the question: who will capture the profits?

Higher materials costs mean more 5G dollars will go to the supply chain companies which solve the bottlenecks, the parts of the networks where proprietary technology breakthroughs are critical to making 5G work. The semiconductor companies with the technologies that solve those problems will not only capture a larger percentage of the phone’s value, but also should lock in the highest profit margins.

A major barrier to entry in semiconductor manufacturing is a sharp rise in the capital intensity of component manufacturing. Taiwan Semiconductor Manufacturing Co Ltd. (“TSMC”), a current holding in the Fund, is expected to invest $130 billion through 2030 for high-end foundries for processor chips, an area where the company is already dominant. As capital intensity in the semiconductor industry rises, TSMC gains scale from share gains, and assumes pricing power and market share. Its foundry capacity is ten times that of Samsung’s and Chinese foundries barely compete in the space. TSMC has leading edge semiconductor design and production to the point that the company has already captured the leadership in processors from Intel Corp., and it already produces 20% of Intel’s sales. TSMC, with the industry’s first five nanometer A14 bionic chip, will provide the processors for all of Apple’s models offering speeds of up to 50% faster. Yet the stock has underperformed, and we believe it is relatively inexpensive.

We have particularly focused on companies that make up the Apple supply chain. For example, Skyworks Solutions Inc. is a manufacturer of RF chips whose products might be expected to capture a larger percentage of the iPhone’s revenues. Prior to 4G, radio frequency content per phone was about $10 for each smartphone. That rose to $20-30 per phone for 4G and will likely reach $35-40 for each 5G phone. Approximately 50% of the company’s revenues are from Apple.

Samsung Electronics Co Ltd. is also a current holding in the Fund. In memory and non-memory chips, the company has unexcelled research and development (“R&D”) and only trails Huawei Technologies Co Ltd. in announced patents. Now the company is making inroads into the manufacturing of 5G infrastructure, including high-end image sensors and foundry capacity. Its share of the telecom market, once a modest 4% or so for 4G, has risen to 10-15% for 5G. Not only is the company picking up on Huawei’s decline, but it has a secure supply chain located in Vietnam and South Korea. It has little China exposure and has far stronger R&D than either LM Ericsson or Nokia Oyj. The company successfully picked up a key Verizon 5G contract to supply 5G radio access equipment through 2025. Yet the stock sells at roughly book value, 11x 2021 earnings per share, offers a 3.5% yield, and its roughly $300 billion market capitalization includes $94 billion in cash.

HEALTHCARE

COVID-19 has created significant business opportunities for innovative healthcare companies, but a successful vaccine may not be the only positive advancement. In our view, telemedicine and pharmaceutical testing may actually present some of the best long-term profit opportunities. COVID-19 accelerated the shift to telemedicine from in-office visits and the convertible bond of Teladoc Health Inc., the largest company in the telemedicine space, is a current holding in the Fund. Meanwhile, testing is becoming one of the fastest growing sectors in healthcare. We think the market underappreciates the critical role testing companies will continue to play, even with a vaccine approval. The Fund’s testing-related holdings include Thermo Fisher Scientific Inc. and Quest Diagnostics Inc. It should also be noted that Thermo Fisher is one of the leading providers of the refrigeration services that will be required to store COVID-19 vaccines.

HOUSING AND MORTGAGE CYCLE

Financials are currently selling at low price to earnings ratios and a steeper yield curve would provide a strong tailwind for banks, mortgage REITs, and mortgage servicing companies, many of which sell below book value. Low money rates out to 2023 set up a good backdrop for strong profit margins in the business of agency holdings and credit, the fuel for profit growth among REITs. The Fed’s constant purchasing of mortgage-backed assets sustains the value of REIT holdings and the Fed’s low money rate policies set up a profit margin sweet spot for REITs which own mostly agency paper and mortgages.

U.S. housing and the mortgage markets which finance it are booming, yet the stocks of companies that originate and service mortgages and the title insurers sell at a depressed 5-7 times earnings. That would be a reasonable valuation if the housing cycle was peaking but at the beginning of a cycle that could last years, we think both earnings and the multiples on those earnings can rise in the years ahead. Current demand is strong, and land purchased by builders is being immediately developed, not stockpiled for speculative purposes. Millennials, after years of hesitancy, are migrating from parents’ basements and beehive apartments to single-family residences. Supply will struggle to meet that demand. New building has been depressed for a decade and the baby boomers, who own 60% of the housing stock, are not moving. Since 90% of supply comes from existing homes, new construction will have to provide most of the new supply.

Annual Report | October 31, 2020	3

Clough Global Dividend and Income Fund	Shareholder Letter

October 31, 2020 (Unaudited)

FIXED INCOME

We continue to believe that a low interest rate world will continue to persist for the foreseeable future. We find duration an attractive hedge for the long equity book as well as a potential opportunity to produce positive returns. The Fund continues to hold long duration U.S. Treasuries as well as 10- to 30-year highly rated corporate bonds in sectors that are not adversely impacted by the pandemic.

CORPORATE UPDATE

By way of a team update, we are very pleased to announce that Dr. Noelle Tune, M.D. has joined Clough Capital Partners L.P. ("Clough Capital") as a Director. Noelle earned her B.A. from Harvard College where she was captain of the women’s crew team. She graduated from medical school at University of North Carolina Chapel Hill before completing her residency at Indiana University, where she was a Chief Resident. Importantly, Mike Hearle worked directly with Dr. Tune in equity research at what is now SVB Leerink from 2000-2004 and has seen the quality of her analysis firsthand. She is an accomplished equity analyst in her own right with a unique combination of talents and is a timely addition to our research efforts. Most recently, Noelle has been on the frontline of the fight against COVID-19 in her capacity as an emergency medicine physician at a high-volume urban health center where she has treated countless patients infected with the virus. Dr. Tune will focus on covering public and private investments in the therapeutics and services areas.

As always, please don’t hesitate to reach out to us with any questions or comments.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end fund is based on the market’s value.

Although not generally stated throughout, the information in this letter reflects the opinions of the individual portfolio managers, which opinion is subject to change, and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets countries. Both indices referenced herein reflect the reinvestment of dividends. Effective July 31, 2010, the MSCI World Index returns prior to January 1, 2002 were revised to reflect the total returns, with dividends reinvested, reported by MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

4	www.cloughglobal.com

Clough Global Dividend and Income Fund	Shareholder Letter

October 31, 2020 (Unaudited)

The Bloomberg Barclays US Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The Barclays Aggregate Bond index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees or expenses to which the Fund is subject, and there are significant differences between the Fund’s investments and the components of the indices referenced.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and longterm capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is neither a guarantee, nor necessarily indicative, of future results, which may be significantly affected by changes in economic and other conditions.

Annual Report | October 31, 2020	5

Clough Global Dividend and Income Fund	Portfolio Allocation

  October 31, 2020 (Unaudited)

Top 10 Equity Holdings(a)(d)	% of Total Portfolio
1. PennyMac Financial Services, Inc.	5.19%
2. Quest Diagnostics, Inc.	4.35%
3. Apple, Inc.	4.14%
4. Community Healthcare Trust, Inc.	4.09%
5. Microsoft Corp.	3.82%
6. Taiwan Semiconductor Manufacturing Co., Ltd.	2.53%
7. First American Financial Corp.	2.48%
8. Annaly Capital Management, Inc.	2.43%
9. Sany Heavy Industry Co., Ltd.	2.27%
10. AGNC Investment Corp.	2.06%

Global Securities Holdings(a)	% of Total Portfolio
United States	78.61%
U.S. Multinationals(b)	11.29%
China	6.20%
Taiwan	2.53%
Hong Kong	2.14%
South Korea	0.74%
Switzerland	0.05%
Other	-1.57%
TOTAL INVESTMENTS	100.00%
Asset Allocation(a)	% of Total Portfolio
Common Stock - US	37.03%
Common Stock - Foreign	14.93%
Total Return Swap Contracts	3.98%
Total Equities	55.94%

Government L/T	21.24%
Corporate Debt	14.22%
Preferred Stock	0.85%
Municipal Bond	0.59%
Asset-Backed Securities	0.05%
Total Fixed Income	36.95%

Short-Term Investments	3.15%
Futures	1.80%
Other (Cash)	1.66%
Purchased Options	0.50%

TOTAL INVESTMENTS	100.00%

Country Allocation(c)	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	121.5%	-2.6%	124.1%	118.9%
U.S. Multinationals(b)	22.2%	-5.1%	27.3%	17.1%
China	9.4%	0.0%	9.4%	9.4%
Taiwan	3.8%	0.0%	3.8%	3.8%
Hong Kong	3.2%	0.0%	3.2%	3.2%
South Korea	1.1%	0.0%	1.1%	1.1%
Switzerland	0.7%	-0.6%	1.3%	0.1%
Other	0.8%	-3.1%	3.9%	-2.3%
TOTAL INVESTMENTS	162.7%	-11.5%	174.1%	151.3%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.
(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.
(c)	Percentages calculated based on the net asset value of the Fund.
(d)	Only long equity and equity-related positions are listed.

6	www.cloughglobal.com

Clough Global Equity Fund	Shareholder Letter

October 31, 2020 (Unaudited)

For the fiscal year ending October 31, 2020, the Clough Global Equity Fund (“GLQ” or the “Fund”) was up 11.55% on net asset value (“NAV”) and up 3.21% on market price. The Fund’s benchmark, the MSCI World Index, was up 4.95% for the same period.

TOP FIVE CONTRIBUTORS AND DETRACTORS FOR THE YEAR

The Fund’s investment in Eurodollar futures as a hedge against a slowing global economy due to the emerging pandemic proved to be the largest contributor to performance for the year. Eurodollar futures, which are a proxy for future central bank policy, allowed the fund to maintain its long equity book in the turbulent months of February and March while participating in the recovery rally that started in April. The Fund continues to hold this position as an intended hedge against any additional slow down in economic activity from the spread of COVID-19.

PennyMac Financial Services Inc., a market dominant originator and servicer of residential and commercial mortgages, was a top contributor that benefited from increased refinance and new buyer activity as mortgage rates reached all time lows. Amazon.com Inc. and Netflix Inc. made significant gains from the COVID-19 driven shift to a stay at home economy. Finally, CRISPR Therapeutics, the leading company in the gene editing space, performed well as the company made progress in its oncology, beta thalassemia and sickle cell therapies.

Financial stocks were the top detractors for the year. Citigroup Inc., along with mortgage real estate investment trust (“REIT”) PennyMac Mortgage Investment Trust, Ladder Capital Corp. and Two Harbors Investment Corp., all declined as the markets priced in meaningful losses to the companies’ portfolios due to the sudden collapse in economy from COVID-19 related shutdowns. Finally, as the markets recovered in the spring, a hedge position in a S&P 500 Index exchange traded fund (“ETF”) was also top detractor from performance.

ON THE MARKETS: LIQUIDITY SUPPORT FOR EQUITIES IS POSITIVE

We are not political experts, but it appears equities have embraced a Biden presidency along with the possibility of a small Republican majority in the Senate and we can understand why. It is widely expected that there will be better coordination between a Biden administration and the Federal Reserve (the “Fed”) in combining monetary and fiscal policies. A Biden administration is expected to push for additional stimulus packages, and we assume will appoint dovish Federal Reserve governors.

The coronavirus was more of an exogenous shock to the market than would be a natural recession. There was no credit crisis or banking collapse, nor was there a profit hit from an excessive capacity build which destroys profitability in a key economic sector, like technology in 2000 or housing in 2008. The threat of more infections would likely prolong the policies of monetary ease.

The Fed is currently pumping liquidity into a growing economy and if it lives up to its promises of sustaining zero nominal interest rates into 2022 or 2023, the likelihood of higher returns on investment in the economy in 2021 and beyond looks pretty good.

In the meantime, investors are positioned defensively, holding $4.5 trillion in money market funds and another $15.7 trillion in short-term deposits. The amount of money sitting at the 90-day rate is close to the nominal gross domestic product (“GDP”). The Fed would like to see that money invested in the economy and is making holding that cash very costly.

The Fed is the most critical factor to the markets. Financial conditions are incredibly favorable, earnings expectations are rising, and the Fed continues to add reserves to the banking system. All of that is positive for equities.

Finally, businesses continue to generate large amounts of cash flow according to Bloomberg. Because business investment has been well below that spent in previous business expansions, businesses did not over invest, and excess capacity was never built, so pricing and profitability have held up. With the Pfizer vaccine likely to begin distribution over the next few months, we believe 2021 could be a very strong year for equities.

POSITIONING FOR 2021

The majority of the Fund’s current long exposure is focused in the high free cash flow generating sectors of technology and healthcare in the United States as well as in China. The Fund is also set up to potentially benefit from what we believe will be a long-lasting housing cycle in the U.S.

TECHNOLOGY

Looking ahead through the 2020s, we believe that the global buildout of 5G telecommunications networks will be a significant investment opportunity. All of the imaginative projects of the 2020s such as autonomous driving, machine learning and the “Internet of Things” require 5G technology. The 5G rollout accelerated with Apple’s announcement of a suite of its 5G equipped iPhones, which promise faster download and upload speeds, higher latency, and quality video gaming and streaming as enticements to buy the phones. Consumer spending is being diverted from travel and leisure to consumer electronics and evidence is mounting that affluent consumers will buy high-end phones. So far, 5G is widely available only in the Asia Pacific region, but where it is available selling prices are 15-20% higher than those of 4G equipped phones. Even in areas where 5G is not available, new phones are selling at a 7% premium to earlier generations.

Annual Report | October 31, 2020	7

Clough Global Equity Fund	Shareholder Letter

October 31, 2020 (Unaudited)

Hundreds of billions of dollars will be spent building out 5G, and competition will be intense, particularly among service providers and companies which build the commodity portions of the infrastructure. To be competitive, service providers will be forced to overbuild their networks ahead of demand and to discount their products to fill capacity. Handset manufacturers without the strong applications businesses which lock in customers, unlike Apple which does, will also have to price aggressively to sell their products. A move to a new standard could add $50-100 per phone to the materials bill, especially for radio frequency (“RF”) chips, processing power and added memory. High-end phone modems must be able to work with any phone in any market and that is expensive. For example, the cost of the modem alone in 5G can increase by more than 50%. So, it is necessary to answer the question: who will capture the profits?

Higher materials costs mean more 5G dollars will go to the supply chain companies which solve the bottlenecks, the parts of the networks where proprietary technology breakthroughs are critical to making 5G work. The semiconductor companies with the technologies that solve those problems will not only capture a larger percentage of the phone’s value, but also should lock in the highest profit margins.

A major barrier to entry in semiconductor manufacturing is a sharp rise in the capital intensity of component manufacturing. Taiwan Semiconductor Manufacturing Co Ltd. (“TSMC”), a current holding in the Fund, is expected to invest $130 billion through 2030 for high-end foundries for processor chips, an area where the company is already dominant. As capital intensity in the semiconductor industry rises, TSMC gains scale from share gains, and assumes pricing power and market share. Its foundry capacity is ten times that of Samsung’s and Chinese foundries barely compete in the space. TSMC has leading edge semiconductor design and production to the point that the company has already captured the leadership in processors from Intel Corp., and it already produces 20% of Intel’s sales. TSMC, with the industry’s first five nanometer A14 bionic chip, will provide the processors for all of Apple’s models offering speeds of up to 50% faster. Yet the stock has underperformed, and we believe it is relatively inexpensive.

We have particularly focused on companies that make up the Apple supply chain. For example, Skyworks Solutions Inc. is a manufacturer of RF chips whose products might be expected to capture a larger percentage of the iPhone’s revenues. Prior to 4G, radio frequency content per phone was about $10 for each smartphone. That rose to $20-30 per phone for 4G and will likely reach $35-40 for each 5G phone. Approximately 50% of the company’s revenues are from Apple.

Samsung Electronics Co Ltd. is also a current holding in the Fund. In memory and non-memory chips, the company has unexcelled research and development (“R&D”) and only trails Huawei Technologies Co Ltd. in announced patents. Now the company is making inroads into the manufacturing of 5G infrastructure, including high-end image sensors and foundry capacity. Its share of the telecom market, once a modest 4% or so for 4G, has risen to 10-15% for 5G. Not only is the company picking up on Huawei’s decline, but it has a secure supply chain located in Vietnam and South Korea. It has little China exposure and has far stronger R&D than either LM Ericsson or Nokia Oyj. The company successfully picked up a key Verizon 5G contract to supply 5G radio access equipment through 2025. Yet the stock sells at roughly book value, 11x 2021 earnings per share, offers a 3.5% yield, and its roughly $300 billion market capitalization includes $94 billion in cash.

HEALTHCARE

In our view, health sciences will be one of the fastest growing areas of spending in the 2020s. Investors have been jittery since Hillary Clinton, as a presidential candidate in 2015, pushed price controls for big pharma and biotech. Since then, tens of billions of R&D dollars have been spent developing new therapies and huge strides have been made in medical discoveries and genomics. Many of those therapies are now entering human trials and that is the point at which value can be created for many companies. The industry offers the cheapest source of R&D in the securities markets. There are three ways to monetize this as we currently see it:

1.	We anticipate a pickup in mergers and acquisitions (“M&A”). Only three deals were announced in the first half of 2020. In the third quarter, Gilead Sciences Inc. offered $21 billion for Immunomedics Inc. and Johnson and Johnson offered $6.5 billion for Momenta Pharmaceuticals Inc. We believe there exists significant pent-up demand at large pharma companies for attractive pipeline assets. The Fund is invested in potential biotechnology M&A targets that we believe generally have strong management teams, that have sold companies in the past, possess solid intellectual property, and disruptive technologies and attractive therapeutic focuses (e.g., oncology and rare diseases).

2.	COVID-19 has created significant business opportunities for innovative healthcare companies, but a successful vaccine may not be the only positive advancement. In our view, telemedicine and pharmaceutical testing may actually present some of the best long-term profit opportunities. COVID-19 accelerated the shift to telemedicine from in-office visits and Teladoc Health Inc., the largest company in the telemedicine space, is a current holding in the Fund. Meanwhile, testing is becoming one of the fastest growing sectors in healthcare. We think the market underappreciates the critical role testing companies will continue to play, even with a vaccine approval. The Fund’s testing-related holdings include Hologic Inc., Thermo Fisher Scientific Inc., and Quest Diagnostics Inc. It should also be noted that Thermo Fisher is a leading producer of the refrigeration required for newly announced COVID-19 vaccines.

8	www.cloughglobal.com

Clough Global Equity Fund	Shareholder Letter

October 31, 2020 (Unaudited)

3.	Additional core holdings include CRISPR Therapeutics, which made further progress demonstrating clinical progress in sickle cell disease, beta thalassemia and solid tumor trials and has partnered with Vertex Pharmaceuticals Inc. in a series of oncology trials. CRISPR has resumed dosing hemophilia patients for phase 1/2 trials and patients have remained blood transfusion free for 15, 9 and 5 months which are highly encouraging outcomes. On the oncology front, where the company fully owns its intellectual property, the company presented initial data for its phase 1-2 allogeneic CAR-T trial showing excellent activity and outcomes in this tough to treat population.

HOUSING AND MORTGAGE CYCLE

Financials are currently selling at low price to earnings ratios and a steeper yield curve would provide a strong tailwind for banks, mortgage REITs, and mortgage servicing companies, many of which sell below book value. Low money rates out to 2023 set up a good backdrop for strong profit margins in the business of agency holdings and credit, the fuel for profit growth among REITs. The Fed’s constant purchasing of mortgage-backed assets sustains the value of REIT holdings and the Fed’s low money rate policies set up a profit margin sweet spot for REITs which own mostly agency paper and mortgages.

U.S. housing and the mortgage markets which finance it are booming, yet the stocks of companies that originate and service mortgages and the title insurers sell at a depressed 5-7 times earnings. That would be a reasonable valuation if the housing cycle was peaking but at the beginning of a cycle that could last years, we think both earnings and the multiples on those earnings can rise in the years ahead. Current demand is strong, and land purchased by builders is being immediately developed, not stockpiled for speculative purposes. Millennials, after years of hesitancy, are migrating from parents’ basements and beehive apartments to single-family residences. Supply will struggle to meet that demand. New building has been depressed for a decade and the baby boomers, who own 60% of the housing stock, are not moving. Since 90% of supply comes from existing homes, new construction will have to provide most of the new supply.

CORPORATE UPDATE

By way of a team update, we are very pleased to announce that Dr. Noelle Tune, M.D. has joined Clough Capital Partners L.P. ("Clough Capital") as a Director. Noelle earned her B.A. from Harvard College where she was captain of the women’s crew team. She graduated from medical school at University of North Carolina Chapel Hill before completing her residency at Indiana University, where she was a Chief Resident. Importantly, Mike Hearle worked directly with Dr. Tune in equity research at what is now SVB Leerink from 2000-2004 and has seen the quality of her analysis firsthand. She is an accomplished equity analyst in her own right with a unique combination of talents and is a timely addition to our research efforts. Most recently, Noelle has been on the frontline of the fight against COVID-19 in her capacity as an emergency medicine physician at a high-volume urban health center where she has treated countless patients infected with the virus. Dr. Tune will focus on covering public and private investments in the therapeutics and services areas.

As always, please don’t hesitate to reach out to us with any questions or comments.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Equity Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end fund is based on the market’s value.

Although not generally stated throughout, the information in this letter reflects the opinions of the individual portfolio managers, which opinion is subject to change, and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Annual Report | October 31, 2020	9

Clough Global Equity Fund	Shareholder Letter

October 31, 2020 (Unaudited)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets countries. Both indices referenced herein reflect the reinvestment of dividends. Effective July 31, 2010, the MSCI World Index returns prior to January 1, 2002 were revised to reflect the total returns, with dividends reinvested, reported by MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees or expenses to which the Fund is subject, and there are significant differences between the Fund’s investments and the components of the indices referenced.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and longterm capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is neither a guarantee, nor necessarily indicative, of future results, which may be significantly affected by changes in economic and other conditions.

10	www.cloughglobal.com

Clough Global Equity Fund	Portfolio Allocation

October 31, 2020 (Unaudited)

Top 10 Equity Holdings(a)(d)	% of Total Portfolio
1. PennyMac Financial Services, Inc.	4.69%
2. First American Financial Corp.	2.64%
3. Taiwan Semiconductor Manufacturing Co., Ltd.	2.47%
4. Quest Diagnostics, Inc.	2.46%
5. Apple, Inc.	2.37%
6. Annaly Capital Management, Inc.	2.34%
7. AGNC Investment Corp.	2.32%
8. Hologic, Inc.	2.18%
9. Amazon.com, Inc.	1.95%
10. Sany Heavy Industry Co., Ltd.	1.90%

Global Securities Holdings(a)	% of Total Portfolio
United States	71.94%
U.S. Multinationals(b)	11.83%
China	9.39%
Taiwan	2.47%
Switzerland	1.77%
Hong Kong	1.26%
United Kingdom	1.14%
Canada	0.98%
Japan	0.58%
Other	-1.37%
TOTAL INVESTMENTS	100.00%
Asset Allocation(a)	% of Total Portfolio
Common Stock - US	56.44%
Common Stock - Foreign	22.76%
Total Return Swap Contracts	5.03%
Total Equities	84.23%

Government L/T	10.16%
Total Fixed Income	10.16%

Other (Cash)	1.78%
Futures	1.63%
Short-Term Investments	1.31%
Purchased Options	0.89%

TOTAL INVESTMENTS	100.00%

Country Allocation(c)	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	109.7%	-2.5%	112.2%	107.2%
U.S. Multinationals(b)	22.5%	-4.8%	27.3%	17.7%
China	14.0%	0.0%	14.0%	14.0%
Taiwan	3.7%	0.0%	3.7%	3.7%
Switzerland	3.2%	-0.6%	3.8%	2.6%
Hong Kong	1.9%	0.0%	1.9%	1.9%
United Kingdom	1.7%	0.0%	1.7%	1.7%
Canada	1.5%	0.0%	1.5%	1.5%
Japan	0.9%	0.0%	0.9%	0.9%
Other	0.8%	-2.8%	3.6%	-2.0%
TOTAL INVESTMENTS	159.9%	-10.7%	170.6%	149.2%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.

(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.
(c)	Percentages calculated based on the net asset value of the Fund.

(d)	Only long equity and equity-related positions are listed.

Annual Report | October 31, 2020	11

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2020 (Unaudited)

For the fiscal year ending October 31, 2020, the Clough Global Opportunities Fund (“GLO” or the “Fund”) was up 11.91% on net asset value (“NAV”) and up 8.46% on market price. The Fund’s benchmark, 75% MSCI World Index/25% of the Bloomberg Barclay U.S. Aggregate Bond Index, was up 5.73% for the same period.

TOP FIVE CONTRIBUTORS AND DETRACTORS FOR THE YEAR

The Fund’s investment in Eurodollar futures as a hedge against a slowing global economy due to the emerging pandemic proved to be the largest contributor to performance for the year. Eurodollar futures, which are a proxy for future central bank policy, allowed the Fund to maintain its long equity book in the turbulent months of February and March while participating in the recovery rally that started in April. The Fund continues to hold this position as an intended hedge against any additional slow down in economic activity from the spread of COVID-19.

PennyMac Financial Services Inc., a market dominant originator and servicer of residential and commercial mortgages, was a top contributor that benefited from increased refinance and new buyer activity as mortgage rates reached all time lows. Amazon.com Inc. and Teladoc Health Inc., a leading online healthcare provider, made significant gains from the COVID-19 driven shift to a stay at home economy. Finally, CRISPR Therapeutics, the leading company in the gene editing space, performed well as the company made progress in its oncology, beta thalassemia and sickle cell therapies.

Financial stocks were the top detractors for the year. Citigroup Inc., along with mortgage real estate investment trust (“REIT”) PennyMac Mortgage Investment Trust and Two Harbors Investment Corp., all declined as the markets priced in meaningful losses to the companies’ portfolios due to the sudden collapse in economy from COVID-19 related shutdowns. Finally, as the markets recovered in the spring, hedge positions in a S&P 500 Index exchange traded fund (“ETF”) and options on the S&P 500 Index were also top detractors from performance.

ON THE MARKETS: LIQUIDITY SUPPORT FOR EQUITIES IS POSITIVE

We are not political experts, but it appears equities have embraced a Biden presidency along with the possibility of a small Republican majority in the Senate and we can understand why. It is widely expected that there will be better coordination between a Biden administration and the Federal Reserve (the “Fed”) in combining monetary and fiscal policies. A Biden administration is expected to push for additional stimulus packages, and we assume will appoint dovish Federal Reserve governors.

The coronavirus was more of an exogenous shock to the market than would be a natural recession. There was no credit crisis or banking collapse, nor was there a profit hit from an excessive capacity build which destroys profitability in a key economic sector, like technology in 2000 or housing in 2008. The threat of more infections would likely prolong the policies of monetary ease.

The Fed is currently pumping liquidity into a growing economy and if it lives up to its promises of sustaining zero nominal interest rates into 2022 or 2023, the likelihood of higher returns on investment in the economy in 2021 and beyond looks pretty good.

In the meantime, investors are positioned defensively, holding $4.5 trillion in money market funds and another $15.7 trillion in short-term deposits. The amount of money sitting at the 90-day rate is close to the nominal gross domestic product (“GDP”). The Fed would like to see that money invested in the economy and is making holding that cash very costly.

The Fed is the most critical factor to the markets. Financial conditions are incredibly favorable, earnings expectations are rising, and the Fed continues to add reserves to the banking system. All of that is positive for equities.

Finally, businesses continue to generate large amounts of cash flow according to Bloomberg. Because business investment has been well below that spent in previous business expansions, businesses did not over invest, and excess capacity was never built, so pricing and profitability have held up. With the Pfizer vaccine likely to begin distribution over the next few months, we believe 2021 could be a very strong year for equities.

POSITIONING FOR 2021

The majority of the Fund’s current long exposure is focused in the high free cash flow generating sectors of technology and healthcare in the United States as well as in China. The Fund is also set up to potentially benefit from what we believe will be a long-lasting housing cycle in the U.S.

TECHNOLOGY

Looking ahead through the 2020s, we believe that the global buildout of 5G telecommunications networks will be a significant investment opportunity. All of the imaginative projects of the 2020s such as autonomous driving, machine learning and the “Internet of Things” require 5G technology. The 5G rollout accelerated with Apple’s announcement of a suite of its 5G equipped iPhones, which promise faster download and upload speeds, higher latency, and quality video gaming and streaming as enticements to buy the phones. Consumer spending is being diverted from travel and leisure to consumer electronics and evidence is mounting that affluent consumers will buy high-end phones. So far, 5G is widely available only in the Asia Pacific region, but where it is available selling prices are 15-20% higher than those of 4G equipped phones. Even in areas where 5G is not available, new phones are selling at a 7% premium to earlier generations.

12	www.cloughglobal.com

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2020 (Unaudited)

Hundreds of billions of dollars will be spent building out 5G, and competition will be intense, particularly among service providers and companies which build the commodity portions of the infrastructure. To be competitive, service providers will be forced to overbuild their networks ahead of demand and to discount their products to fill capacity. Handset manufacturers without the strong applications businesses which lock in customers, unlike Apple which does, will also have to price aggressively to sell their products. A move to a new standard could add $50-100 per phone to the materials bill, especially for radio frequency (“RF”) chips, processing power and added memory. High-end phone modems must be able to work with any phone in any market and that is expensive. For example, the cost of the modem alone in 5G can increase by more than 50%. So, it is necessary to answer the question: who will capture the profits?

Higher materials costs mean more 5G dollars will go to the supply chain companies which solve the bottlenecks, the parts of the networks where proprietary technology breakthroughs are critical to making 5G work. The semiconductor companies with the technologies that solve those problems will not only capture a larger percentage of the phone’s value, but also should lock in the highest profit margins.

A major barrier to entry in semiconductor manufacturing is a sharp rise in the capital intensity of component manufacturing. Taiwan Semiconductor Manufacturing Co Ltd. (“TSMC”), a current holding in the Fund, is expected to invest $130 billion through 2030 for high-end foundries for processor chips, an area where the company is already dominant. As capital intensity in the semiconductor industry rises, TSMC gains scale from share gains, and assumes pricing power and market share. Its foundry capacity is ten times that of Samsung’s and Chinese foundries barely compete in the space. TSMC has leading edge semiconductor design and production to the point that the company has already captured the leadership in processors from Intel Corp., and it already produces 20% of Intel’s sales. TSMC, with the industry’s first five nanometer A14 bionic chip, will provide the processors for all of Apple’s models offering speeds of up to 50% faster. Yet the stock has underperformed, and we believe it is relatively inexpensive.

We have particularly focused on companies that make up the Apple supply chain. For example, Skyworks Solutions Inc. is a manufacturer of RF chips whose products might be expected to capture a larger percentage of the iPhone’s revenues. Prior to 4G, radio frequency content per phone was about $10 for each smartphone. That rose to $20-30 per phone for 4G and will likely reach $35-40 for each 5G phone. Approximately 50% of the company’s revenues are from Apple.

Samsung Electronics Co Ltd. is also a current holding in the Fund. In memory and non-memory chips, the company has unexcelled research and development (“R&D”) and only trails Huawei Technologies Co Ltd. in announced patents. Now the company is making inroads into the manufacturing of 5G infrastructure, including high-end image sensors and foundry capacity. Its share of the telecom market, once a modest 4% or so for 4G, has risen to 10-15% for 5G. Not only is the company picking up on Huawei’s decline, but it has a secure supply chain located in Vietnam and South Korea. It has little China exposure and has far stronger R&D than either LM Ericsson or Nokia Oyj. The company successfully picked up a key Verizon 5G contract to supply 5G radio access equipment through 2025. Yet the stock sells at roughly book value, 11x 2021 earnings per share, offers a 3.5% yield, and its roughly $300 billion market capitalization includes $94 billion in cash.

HEALTHCARE

In our view, health sciences will be one of the fastest growing areas of spending in the 2020s. Investors have been jittery since Hillary Clinton, as a presidential candidate in 2015, pushed price controls for big pharma and biotech. Since then, tens of billions of R&D dollars have been spent developing new therapies and huge strides have been made in medical discoveries and genomics. Many of those therapies are now entering human trials and that is the point at which value can be created for many companies. The industry offers the cheapest source of R&D in the securities markets. There are three ways to monetize this as we currently see it:

1.	We anticipate a pickup in mergers and acquisitions (“M&A”). Only three deals were announced in the first half of 2020. In the third quarter, Gilead Sciences Inc. offered $21 billion for Immunomedics Inc. and Johnson and Johnson offered $6.5 billion for Momenta Pharmaceuticals Inc. We believe there exists significant pent-up demand at large pharma companies for attractive pipeline assets. The Fund is invested in potential biotechnology M&A targets that we believe generally have strong management teams, that have sold companies in the past, possess solid intellectual property, and disruptive technologies and attractive therapeutic focuses (e.g., oncology and rare diseases).

2.	COVID-19 has created significant business opportunities for innovative healthcare companies, but a successful vaccine may not be the only positive advancement. In our view, telemedicine and pharmaceutical testing may actually present some of the best long-term profit opportunities. COVID-19 accelerated the shift to telemedicine from in-office visits and Teladoc Health Inc., the largest company in the telemedicine space, is a current holding in the Fund. Meanwhile, testing is becoming one of the fastest growing sectors in healthcare. We think the market underappreciates the critical role testing companies will continue to play, even with a vaccine approval. The Fund’s testing-related holdings include Hologic Inc., Thermo Fisher Scientific Inc., and Quest Diagnostics Inc. It should also be noted that Thermo Fisher is a leading producer of the refrigeration required for newly announced COVID-19 vaccines.

Annual Report | October 31, 2020	13

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2020 (Unaudited)

3.	Additional core holdings include CRISPR Therapeutics, which made further progress demonstrating clinical progress in sickle cell disease, beta thalassemia and solid tumor trials and has partnered with Vertex Pharmaceuticals Inc. in a series of oncology trials. CRISPR has resumed dosing hemophilia patients for phase 1/2 trials and patients have remained blood transfusion free for 15, 9 and 5 months which are highly encouraging outcomes. On the oncology front, where the company fully owns its intellectual property, the company presented initial data for its phase 1-2 allogeneic CAR-T trial showing excellent activity and outcomes in this tough to treat population.

HOUSING AND MORTGAGE CYCLE

Financials are currently selling at a low price to earnings ratios and a steeper yield curve would provide a strong tailwind for banks, mortgage REITs, and mortgage servicing companies, many of which sell below book value. Low money rates out to 2023 set up a good backdrop for strong profit margins in the business of agency holdings and credit, the fuel for profit growth among REITs. The Fed’s constant purchasing of mortgage-backed assets sustains the value of REIT holdings and the Fed’s low money rate policies set up a profit margin sweet spot for REITs which own mostly agency paper and mortgages.

U.S. housing and the mortgage markets which finance it are booming, yet the stocks of companies that originate and service mortgages and the title insurers sell at a depressed 5-7 times earnings. That would be a reasonable valuation if the housing cycle was peaking but at the beginning of a cycle that could last years, we think both earnings and the multiples on those earnings can rise in the years ahead. Current demand is strong, and land purchased by builders is being immediately developed, not stockpiled for speculative purposes. Millennials, after years of hesitancy, are migrating from parents’ basements and beehive apartments to single-family residences. Supply will struggle to meet that demand. New building has been depressed for a decade and the baby boomers, who own 60% of the housing stock, are not moving. Since 90% of supply comes from existing homes, new construction will have to provide most of the new supply.

FIXED INCOME

We continue to believe that a low interest rate world will continue to persist for the foreseeable future. We find duration an attractive hedge for the long equity book as well as a potential opportunity to produce positive returns for the Fund’s investors. The Fund continues to hold long duration U.S. Treasuries as well as 10- to 30-year highly rated corporate bonds in sectors that are not adversely impacted by the pandemic.

CORPORATE UPDATE

By way of a team update, we are very pleased to announce that Dr. Noelle Tune, M.D. has joined Clough Capital Partners L.P. ("Clough Capital") as a Director. Noelle earned her B.A. from Harvard College where she was captain of the women’s crew team. She graduated from medical school at University of North Carolina Chapel Hill before completing her residency at Indiana University, where she was a Chief Resident. Importantly, Mike Hearle worked directly with Dr. Tune in equity research at what is now SVB Leerink from 2000-2004 and has seen the quality of her analysis firsthand. She is an accomplished equity analyst in her own right with a unique combination of talents and is a timely addition to our research efforts. Most recently, Noelle has been on the frontline of the fight against COVID-19 in her capacity as an emergency medicine physician at a high-volume urban health center where she has treated countless patients infected with the virus. Dr. Tune will focus on covering public and private investments in the therapeutics and services areas.

As always, please don’t hesitate to reach out to us with any questions or comments.

Sincerely,

Charles I Clough, Jr.

Robert M. Zdunczyk

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Opportunities Fund (the “Fund”) is a closed-end fund, which is traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end fund is based on the market’s value.

Although not generally stated throughout, the information in this letter reflects the opinions of the individual portfolio managers, which opinion is subject to change, and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

14	www.cloughglobal.com

Clough Global Opportunities Fund	Shareholder Letter

October 31, 2020 (Unaudited)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets countries. Both indices referenced herein reflect the reinvestment of dividends. Effective July 31, 2010, the MSCI World Index returns prior to January 1, 2002 were revised to reflect the total returns, with dividends reinvested, reported by MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

The Bloomberg Barclays US Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The Barclays Aggregate Bond index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees or expenses to which the Fund is subject, and there are significant differences between the Fund’s investments and the components of the indices referenced.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is neither a guarantee, nor necessarily indicative, of future results, which may be significantly affected by changes in economic and other conditions.

Annual Report | October 31, 2020	15

Clough Global Opportunities Fund	Portfolio Allocation

October 31, 2020 (Unaudited)

Top 10 Equity Holdings(a)(d)	% of Total Portfolio
1. PennyMac Financial Services, Inc.	4.67%
2. Taiwan Semiconductor Manufacturing Co., Ltd.	2.49%
3. Quest Diagnostics, Inc.	2.48%
4. First American Financial Corp.	2.40%
5. Apple, Inc.	2.37%
6. Annaly Capital Management, Inc.	2.34%
7. Hologic, Inc.	2.18%
8. AGNC Investment Corp.	2.03%
9. CRISPR Therapeutics AG	1.96%
10. Sany Heavy Industry Co., Ltd.	1.93%

Global Securities Holdings(a)	% of Total Portfolio
United States	71.42%
U.S. Multinationals(b)	11.35%
China	10.38%
Taiwan	2.49%
Switzerland	1.83%
Hong Kong	1.28%
United Kingdom	1.15%
Canada	0.99%
Japan	0.58%
Other	-1.47%
TOTAL INVESTMENTS	100.00%
Asset Allocation(a)	% of Total Portfolio
Common Stock - US	51.68%
Common Stock - Foreign	22.32%
Total Return Swap Contracts	5.07%
Total Equities	79.07%

Government L/T	12.01%
Corporate Debt	2.32%
Municipal Bond	0.47%
Total Fixed Income	14.80%

Short-Term Investments	1.92%
Other (Cash)	1.67%
Futures	1.64%
Purchased Options	0.90%

TOTAL INVESTMENTS	100.00%

Country Allocation(c)	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	108.7%	-2.4%	111.1%	106.3%
U.S. Multinationals(b)	21.8%	-4.9%	26.7%	16.9%
China	15.5%	0.0%	15.5%	15.5%
Taiwan	3.7%	0.0%	3.7%	3.7%
Switzerland	3.3%	-0.6%	3.9%	2.7%
Hong Kong	1.9%	0.0%	1.9%	1.9%
United Kingdom	1.7%	0.0%	1.7%	1.7%
Canada	1.5%	0.0%	1.5%	1.5%
Japan	0.9%	0.0%	0.9%	0.9%
Other	0.8%	-3.0%	3.8%	-2.2%
TOTAL INVESTMENTS	159.8%	-10.9%	170.7%	148.9%

(a)	Percentages calculated based on total portfolio, including securities sold short, cash balances, market value of futures, and notional value of return swaps.

(b)	U.S. Multinationals includes companies organized or located in the United States that have more than 50% of revenues derived outside of the United States.

(c)	Percentages calculated based on the net asset value of the Fund.

(d)	Only long equity and equity-related positions are listed.

16	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2020

	Shares	Value
COMMON STOCKS 90.01%
Communication Services 1.49%
Tencent Holdings, Ltd.	16,800	$1,280,722

Consumer Discretionary 7.67%
DR Horton, Inc.(a)(b)	38,600	2,578,866
Lennar Corp. - Class A(a)(b)	34,800	2,444,004
Samsonite International S.A.(c)	708,900	713,244
Xinyi Glass Holdings, Ltd.	392,000	858,582
		6,594,696

Financials 32.23%
AGNC Investment Corp.(a)	192,200	2,685,034
Annaly Capital Management, Inc.(a)	446,600	3,166,394
Ares Capital Corp.	30,200	417,666
Bank of America Corp.(a)(b)	84,661	2,006,466
Barings BDC, Inc.(a)	183,800	1,380,338
Citigroup, Inc.(a)(b)	34,706	1,437,523
First American Financial Corp.(a)(b)	72,300	3,223,857
Golub Capital BDC, Inc.(a)	105,775	1,344,400
Hong Kong Exchanges and Clearing, Ltd.	35,200	1,680,882
JPMorgan Chase & Co.(a)(b)	13,200	1,294,128
PennyMac Financial Services, Inc.(a)	133,000	6,759,060
Sixth Street Specialty Lending, Inc.(a)(b)	94,400	1,553,824
Stewart Information Services Corp.(a)	18,300	775,737
		27,725,309

Health Care 19.68%
AbbVie, Inc.(a)	12,700	1,080,770
Amgen, Inc.(a)(b)	7,879	1,709,270
Baxter International, Inc.(a)(b)	10,900	845,513
Eli Lilly & Co.(a)(b)	9,213	1,201,928
McKesson Corp.	9,050	1,334,785
Quest Diagnostics, Inc.(a)(b)	46,305	5,655,693
Thermo Fisher Scientific, Inc.(a)(b)	4,776	2,259,621
Zimmer Biomet Holdings, Inc.(a)(b)	6,090	804,489
Zoetis, Inc.(a)(b)	12,855	2,038,160
		16,930,229

Information Technology 21.75%
Apple, Inc.(a)(b)	49,515	5,390,203
Infineon Technologies AG	23,959	666,900
Intuit, Inc.(a)	2,505	788,273
Lam Research Corp.(a)(b)	3,460	1,183,597
Mastercard, Inc. - Class A(a)	2,269	654,924
Microsoft Corp.(a)(b)	24,527	4,965,982
Samsung Electronics Co., Ltd.	19,414	968,390
Skyworks Solutions, Inc.(a)	5,690	803,940
Taiwan Semiconductor Manufacturing Co., Ltd.	59,000	891,080
	Shares	Value
Information Technology (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR(a)(b)	28,600	$2,398,682
		18,711,971

Real Estate 7.19%
Community Healthcare Trust, Inc.(a)	115,000	5,324,500
Physicians Realty Trust(a)	51,000	859,860
		6,184,360

TOTAL COMMON STOCKS
(Cost $66,654,029)		77,427,287

PREFERRED STOCKS 1.29%
Gabelli Equity Trust, Inc.
Series K, Perpetual Maturity 5.000%(d)	21,200	566,271
Trinity Capital, Inc., 01/16/2025 7.000%(a)(b)(e)	22,400	543,760

TOTAL PREFERRED STOCKS
(Cost $1,090,000)		1,110,031

Underlying Security/Expiration Date/Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.76%
Call Options Purchased 0.76%
CRISPR Therapeutics AG
01/15/21, $90, $2,111,860	230	355,350
Eurodollar Future Option
12/14/21, $100, $359,457,450	1,441	99,069
12/14/21, $99.875, $523,845,000	2,100	196,875

Total Call Options Purchased
(Cost $1,347,000)		651,294

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS 18.08%
Agile Group Holdings, Ltd.
11/23/2020, 9.500%(f)	$250,000	250,764
Amazon.com, Inc.
06/03/2050, 2.500%	1,000,000	989,912
Amgen, Inc.
02/21/2030, 2.450%(a)(b)	400,000	421,996
Arrow Electronics, Inc.
01/12/2028, 3.875%	300,000	333,543
Brown University in Providence in the State of Rhode Island and Providence Plant
Series A, 09/01/2050, 2.924%	500,000	528,527

Annual Report | October 31, 2020	17

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2020

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Carvana Co.
10/01/2028, 5.875%(e)	$1,000,000	$988,960
Centene Corp.
01/15/2025, 4.750%	250,000	257,187
01/15/2025, 4.750%(a)	160,000	164,600
Citrix Systems, Inc.
03/01/2030, 3.300%	800,000	841,782
Commonwealth Edison Co.
03/01/2045, 3.700%	500,000	573,741
Duke University
Series 2020, 10/01/2044, 2.682%	300,000	306,441
Eli Lilly and Co.
03/15/2029, 3.375%(a)(b)	400,000	461,388
09/15/2060, 2.500%	500,000	467,060
Fidelity National Financial, Inc.
03/15/2031, 2.450%	850,000	832,833
JPMorgan Chase & Co.
10/15/2030, 1D US SOFR + 1.51%(g)	500,000	534,746
Lennar Corp.
01/15/2022, 4.125%	450,000	461,531
Melco Resorts Finance, Ltd.
07/21/2028, 5.750%(e)	250,000	249,442
Microchip Technology, Inc.
09/01/2023, 2.670%(e)	500,000	519,154
Molson Coors Beverage Co.
07/15/2026, 3.000%	300,000	322,655
Nestle Holdings, Inc.
09/24/2038, 3.900%(e)	200,000	248,802
Prudential Financial, Inc.
12/07/2049, 3.935%	500,000	566,765
PulteGroup, Inc.
03/01/2026, 5.500%(a)	300,000	347,062
Regeneron Pharmaceuticals, Inc.
09/15/2030, 1.750%	500,000	482,412
09/15/2050, 2.800%	400,000	375,581
Solar Capital, Ltd.
01/20/2023, 4.500%	500,000	506,442
Stanford Health Care
Series 2020, 08/15/2030, 3.310%	300,000	336,129
Sunac China Holdings, Ltd.
04/19/2023, 8.350%(f)	750,000	770,095
Times China Holdings, Ltd.
06/04/2021, 7.850%(f)	500,000	505,287
Toll Brothers Finance Corp.
11/01/2029, 3.800%(a)	500,000	532,420
University of Notre Dame du Lac
Series 2020, 02/15/2030, 1.637%	300,000	301,728
University of Southern California
10/01/2039, 3.028%	630,000	671,138
Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Yale University
Series 2020, 04/15/2030, 1.482%	$400,000	$401,487

TOTAL CORPORATE BONDS
(Cost $15,656,123)		15,551,610

CONVERTIBLE CORPORATE BONDS 3.43%
Ares Capital Corp.
02/01/2022, 3.750%(a)(b)	550,000	554,400
Gossamer Bio, Inc.
06/01/2027, 5.000%(a)(b)	1,070,000	877,082
Starwood Property Trust, Inc.
04/01/2023, 4.375%	400,000	386,789
Teladoc Health, Inc.
06/01/2027, 1.250%(a)(b)(e)	700,000	818,490
Two Harbors Investment Corp.
01/15/2022, 6.250%	314,000	313,804

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $3,026,528)		2,950,565

ASSET-BACKED SECURITIES 0.08%
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%(a)(b)	59,867	66,659

TOTAL ASSET-BACKED SECURITIES
(Cost $59,867)		66,659

GOVERNMENT & AGENCY OBLIGATIONS 32.14%
U.S. Treasury Bonds
02/15/2050, 2.000%(a)	3,000,000	3,248,437
05/15/2050, 1.250%	550,000	496,719
08/15/2050, 1.375%(a)	7,500,000	6,992,578
U.S. Treasury Notes
01/31/2021, 2.500%	1,000,000	1,005,743
02/28/2025, 1.125%(a)	5,900,000	6,105,578
03/31/2025, 2.625%	2,700,000	2,971,266
02/28/2027, 1.125%(a)	6,600,000	6,828,293

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $28,372,743)		27,648,614

MUNICIPAL BONDS 0.89%
Massachusetts State College Building Authority, Higher Education Revenue Bonds
05/01/2040, 2.972%	300,000	293,694

18	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2020

Description/Maturity Date/Rate	Principal Amount	Value
MUNICIPAL BONDS (continued)
University of Virginia, Higher Education Revenue Bonds
09/01/2050, 2.256%	$500,000	$470,610

TOTAL MUNICIPAL BONDS
(Cost $814,451)		764,304

	Shares	Value
SHORT-TERM INVESTMENTS 4.77%
Money Market Funds 4.77%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.040% 7-day yield)	4,104,432	4,104,432

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,104,432)		4,104,432

Total Investments - 151.45%
(Cost $121,125,173)		130,274,796

Liabilities in Excess of Other Assets - (51.45%)(h)		(44,258,738)

NET ASSETS - 100.00%		$86,016,058

SCHEDULE OF SECURITIES SOLD SHORT(c)	Shares	Value
COMMON STOCKS (11.39%)
Consumer Discretionary (0.64%)
Vroom, Inc.	(13,400)	(550,740)

Financials (3.48%)
Deutsche Bank AG	(203,600)	(1,883,300)
Invesco, Ltd.	(28,500)	(373,635)
Mediobanca Banca di Credito Finanziario SpA	(40,686)	(288,479)
Societe Generale S.A.	(8,443)	(114,457)
UniCredit SpA	(44,837)	(334,255)
		(2,994,126)

Health Care (1.65%)
Bruker Corp.	(14,100)	(599,814)
PRA Health Sciences, Inc.	(8,415)	(819,958)
		(1,419,772)

Information Technology (5.62%)
Cree, Inc.	(18,600)	(1,182,960)
International Business Machines Corp.	(23,535)	(2,627,918)
Qualys, Inc.	(5,500)	(483,175)
SCHEDULE OF SECURITIES SOLD SHORT(c) (continued)	Shares	Value
Information Technology (continued)
Temenos AG	(4,980)	$(534,632)
		(4,828,685)

TOTAL COMMON STOCKS
(Proceeds $9,830,902)		(9,793,323)

TOTAL SECURITIES SOLD SHORT
(Proceeds $9,830,902)		$(9,793,323)

Annual Report | October 31, 2020	19

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2020

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

SOFR - Secured Overnight Financing Rate

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of October 31, 2020 was 0.09%

SOFR Rates:

1D SOFR as of October 31, 2020 was 0.09%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of October 31, 2020, the aggregate value of those securities was $89,389,815, representing 103.92% of net assets. (See Note 1)
(b)	Loaned security; a portion or all of the security is on loan as of October 31, 2020.
(c)	Non-income producing security.
(d)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2020, these securities had an aggregate value of $3,368,608 or 3.92% of net assets.
(f)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2020, the aggregate value of those securities was $1,526,146, representing 1.77% of net assets.
(g)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(h)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

20	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

October 31, 2020

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	1,447	June 2021	$361,026,500	$2,453,752
EURODOLLAR 90 DAY	Morgan Stanley	Long	369	March 2022	91,996,312	(116,920)
					$453,022,812	$2,336,832

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Banco Santander SA	$(89,724)	1D FEDEF - 50 bps	1D FEDEF	05/20/2022	$(85,093)	$4,631
Morgan Stanley	Kweichow Moutai Co., Ltd.	588,373	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	770,180	181,807
Morgan Stanley	Sany Heavy Industry Co., Ltd.	2,161,971	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	2,955,501	793,530
Morgan Stanley	Wuliangye Yibin Co., Ltd.	423,129	1D FEDEF - 255 bps	1D FEDEF	05/04/2022	795,026	371,897
		$3,083,749				$4,435,614	$1,351,865

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Luxshare Precision Industry Co., Ltd.	$746,462	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	$741,815	$(4,647)
		$746,462				$741,815	$(4,647)

See Notes to the Financial Statements.

Annual Report | October 31, 2020	21

Clough Global Equity Fund	Statement of Investments

October 31, 2020

	Shares	Value
COMMON STOCKS 128.67%
Communication Services 6.41%
Alphabet, Inc. - Class C(a)(b)	2,755	$4,465,882
Facebook, Inc. - Class A(a)(b)(c)	15,105	3,974,277
Tencent Holdings, Ltd.	31,750	2,420,413
		10,860,572

Consumer Discretionary 18.00%
Alibaba Group Holding, Ltd.(a)	85,050	3,216,596
Amazon.com, Inc.(a)(b)(c)	1,626	4,936,780
Carnival Corp.(b)(c)	152,500	2,090,775
Carvana Co.(a)(b)	18,950	3,512,383
DR Horton, Inc.(b)(c)	70,900	4,736,829
Lennar Corp. - Class A(b)(c)	63,700	4,473,651
Meituan - Class B(a)	62,300	2,316,009
Royal Caribbean Cruises Ltd.(b)(c)	68,720	3,877,182
Samsonite International S.A.(a)	1,356,000	1,364,308
		30,524,513

Financials 30.16%
AGNC Investment Corp.(b)	420,100	5,868,797
Annaly Capital Management, Inc.(b)	832,800	5,904,552
Ares Capital Corp.(b)	57,400	793,842
Bank of America Corp.(b)(c)	178,095	4,220,852
Barings BDC, Inc.	120,846	907,554
Citigroup, Inc.(b)(c)	65,962	2,732,146
First American Financial Corp.(b)(c)	149,700	6,675,123
Golub Capital BDC, Inc.(b)	152,461	1,937,779
Hong Kong Exchanges and Clearing, Ltd.	66,900	3,194,631
JPMorgan Chase & Co.(b)(c)	28,250	2,769,630
PennyMac Financial Services, Inc.(b)	233,400	11,861,387
Sixth Street Specialty Lending, Inc.(b)(c)	170,000	2,798,200
Stewart Information Services Corp.(b)	34,600	1,466,694
		51,131,187

Health Care 46.89%
1Life Healthcare, Inc.(a)(b)(c)	119,600	3,373,916
AbbVie, Inc.(b)	24,000	2,042,400
Amgen, Inc.(b)(c)	14,754	3,200,733
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)	334,425	1,308,431
Apellis Pharmaceuticals, Inc.(a)(b)(c)	77,397	2,468,964
Arcellx, Inc.(a)(d)(e)(f)(g)	234,345	420,485
Baxter International, Inc.(b)(c)	21,000	1,628,970
Centrexion Therapeutics Corp.(a)(e)(f)(g)	4,336	51,741
Centrexion Therapeutics Corp.(a)(d)(e)(f)(g)	66,719	796,158
Checkmate Pharmaceuticals, Inc.(a)(b)(c)	157,641	1,811,295
	Shares	Value
Health Care (continued)
Checkmate Pharmaceuticals, Inc.(a)(d)(e)(g)	112,731	$1,261,098
Covetrus, Inc.(a)(b)	114,100	2,817,129
CRISPR Therapeutics AG(a)(b)	46,080	4,231,066
Flexion Therapeutics, Inc.(a)(b)(c)	266,500	3,195,335
Fusion Pharmaceuticals, Inc.(a)	78,000	967,200
Gossamer Bio, Inc.(a)(b)	87,821	728,914
GW Pharmaceuticals PLC - ADR(a)(b)(c)	31,958	2,876,540
Hologic, Inc.(a)(b)(c)	80,000	5,505,600
Idorsia, Ltd.(a)	21,806	571,696
Laboratory Corp. of America Holdings(a)(b)(c)	18,410	3,677,766
McKesson Corp.(b)	17,100	2,522,079
Mirati Therapeutics, Inc.(a)(b)	6,570	1,426,610
Moderna, Inc.(a)(b)(c)	58,322	3,934,985
Quest Diagnostics, Inc.(b)(c)	50,940	6,221,812
Regeneron Pharmaceuticals, Inc.(a)(b)(c)	3,920	2,130,755
Repare Therapeutics, Inc.(a)(b)	56,200	1,519,086
SmileDirectClub, Inc.(a)(b)	158,400	1,409,760
Teladoc Health, Inc.(a)(b)(c)	14,529	2,854,367
Thermo Fisher Scientific, Inc.(b)	8,934	4,226,854
Veracyte, Inc.(a)(b)	74,710	2,589,449
Vertex Pharmaceuticals, Inc.(a)(b)(c)	16,045	3,343,136
Vir Biotechnology, Inc.(a)(b)	12,790	402,118
Zai Lab, Ltd. - ADR(a)(b)(c)	35,290	2,895,544
Zoetis, Inc.(b)(c)	6,855	1,086,860
		79,498,852

Information Technology 24.60%
Advanced Energy Industries, Inc.(a)(b)	29,400	1,983,618
Apple, Inc.(b)(c)	55,040	5,991,654
Crowdstrike Holdings, Inc. - Class A(a)(b)	11,040	1,367,194
Five9, Inc.(a)(b)	11,670	1,770,572
Infineon Technologies AG	46,376	1,290,878
Intuit, Inc.(b)	4,650	1,463,262
Lam Research Corp.(b)(c)	6,155	2,105,502
Lumentum Holdings, Inc.(a)(b)	19,400	1,604,186
Mastercard, Inc. - Class A(b)	4,390	1,267,130
Microsoft Corp.(b)	22,229	4,500,706
Qorvo, Inc.(a)	17,540	2,233,894
Renesas Electronics Corp.(a)	178,800	1,470,431
RingCentral, Inc. - Class A(a)(b)	5,105	1,318,826
salesforce.com, Inc.(a)(b)(c)	4,089	949,752
Skyworks Solutions, Inc.(b)	10,830	1,530,171
Splunk, Inc.(a)(b)	7,010	1,388,260
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR(b)(c)	54,500	4,570,915
Taiwan Semiconductor Manufacturing Co., Ltd.	111,000	1,676,438
Twilio, Inc. - Class A(a)(b)	5,600	1,562,232

22	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

October 31, 2020

	Shares	Value
Information Technology (continued)
Workday, Inc. - Class A(a)(b)(c)	7,905	$1,660,999
		41,706,620

Real Estate 2.61%
Community Healthcare Trust, Inc.(b)	64,650	2,993,295
Physicians Realty Trust(b)	84,600	1,426,356
		4,419,651

TOTAL COMMON STOCKS
(Cost $198,770,629)		218,141,395

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 1.33%
Call Options Purchased 1.33%
CRISPR Therapeutics AG
01/15/21, $90, $4,131,900	450	695,250
Eurodollar Future Option
12/14/21, $100, $654,307,350	2,623	180,332
12/14/21, $99.875, $997,800,000	4,000	375,000
Hologic, Inc.
12/18/20, $70, $8,086,350	1,175	511,125
Vertex Pharmaceuticals, Inc.
01/15/21, $210, $7,084,240	340	498,100

Total Call Options Purchased
(Cost $3,415,259)		2,259,807

Description/Maturity Date/Rate	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 15.15%
U.S. Treasury Bonds
02/15/2050, 2.000%(b)	$6,800,000	7,363,125
05/15/2050, 1.250%	2,700,000	2,438,437
08/15/2050, 1.375%	8,000,000	7,458,750
U.S. Treasury Notes
02/28/2027, 1.125%	2,000,000	2,069,180
02/15/2030, 1.500%(b)	6,000,000	6,360,000

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $26,843,161)		25,689,492

	Shares	Value
SHORT-TERM INVESTMENTS 1.95%
Money Market Funds 1.95%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.040% 7-day yield)	3,307,238	3,307,238

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,307,238)		3,307,238
Value
Total Investments - 147.10%
(Cost $232,336,287)	$249,397,932

Liabilities in Excess of Other Assets - (47.10%)(h)	(79,856,007)

NET ASSETS - 100.00%	$169,541,925

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (10.60%)
Consumer Discretionary (0.64%)
Vroom, Inc.	(26,200)	(1,076,820)

Financials (3.14%)
Deutsche Bank AG	(356,200)	(3,294,850)
Invesco, Ltd.	(55,300)	(724,983)
Mediobanca Banca di Credito Finanziario SpA	(67,513)	(478,692)
Societe Generale S.A.	(14,196)	(192,448)
UniCredit SpA	(84,636)	(630,953)
		(5,321,926)

Health Care (1.47%)
Bruker Corp.	(24,420)	(1,038,827)
PRA Health Sciences, Inc.	(14,885)	(1,450,394)
		(2,489,221)

Information Technology (5.35%)
Cree, Inc.	(34,900)	(2,219,640)
International Business Machines Corp.	(44,055)	(4,919,181)
Qualys, Inc.	(10,370)	(911,005)
Temenos AG	(9,531)	(1,023,209)
		(9,073,035)

TOTAL COMMON STOCKS
(Proceeds $18,043,887)		(17,961,002)

TOTAL SECURITIES SOLD SHORT
(Proceeds $18,043,887)		$(17,961,002)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of October 31, 2020 was 0.09%

Annual Report | October 31, 2020	23

Clough Global Equity Fund	Statement of Investments

October 31, 2020

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of October 31, 2020, the aggregate value of those securities was $186,535,925, representing 110.02% of net assets. (See Note 1)
(c)	Loaned security; a portion or all of the security is on loan as of October 31, 2020.
(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2020, these securities had an aggregate value of $3,786,172 or 2.23% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2020, these securities had an aggregate value of $3,837,913 or 2.26% of net assets.
(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(g)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of October 31, 2020, these securities had an aggregate value of $3,837,913 or 2.26% of total net assets.
(h)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

24	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

October 31, 2020

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	2,467	June 2021	$615,516,500	$4,341,400
EURODOLLAR 90 DAY	Morgan Stanley	Long	695	March 2022	173,272,188	(220,214)
					$788,788,688	$4,121,186

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Banco Santander SA	$(153,443)	1D FEDEF -50 bps	1D FEDEF	05/20/2022	$(145,523)	$7,920
Morgan Stanley	Kweichow Moutai Co., Ltd.	1,155,801	1D FEDEF -250 bps	1D FEDEF	01/06/2022	1,512,943	357,142
Morgan Stanley	Luxshare Precision Industry Co., Ltd.	2,126,874	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	2,591,584	464,710
Morgan Stanley	Sany Heavy Industry Co., Ltd.	3,476,687	1D FEDEF -250 bps	1D FEDEF	01/06/2022	4,811,838	1,335,151
Morgan Stanley	Wuliangye Yibin Co., Ltd.	830,731	1D FEDEF -255 bps	1D FEDEF	05/04/2022	1,560,876	730,145
Morgan Stanley	Zoomlion Heavy Industry Science	2,204,767	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	2,376,765	171,998
TOTAL		$9,641,417				$12,708,483	$3,067,066

See Notes to the Financial Statements.

Annual Report | October 31, 2020	25

Clough Global Opportunities Fund	Statement of Investments

October 31, 2020

	Shares	Value
COMMON STOCKS 120.87%
Communication Services 6.42%
Alphabet, Inc. - Class C(a)(b)	5,469	$8,865,304
Facebook, Inc. - Class A(a)(b)(c)	30,335	7,981,442
Tencent Holdings, Ltd.	63,500	4,840,825
		21,687,571

Consumer Discretionary 16.05%
Alibaba Group Holding, Ltd.(a)	171,620	6,490,678
Amazon.com, Inc.(a)(b)	1,670	5,070,371
Carnival Corp.(b)(c)	303,840	4,165,646
Carvana Co.(a)(b)	38,208	7,081,853
DR Horton, Inc.(b)(c)	125,800	8,404,698
Lennar Corp. - Class A(b)(c)	112,200	7,879,806
Meituan - Class B(a)	123,400	4,587,408
Royal Caribbean Cruises Ltd.(b)(c)	138,347	7,805,538
Samsonite International S.A.(a)	2,718,600	2,735,257
		54,221,255

Financials 27.72%
AGNC Investment Corp.(b)	729,100	10,185,527
Annaly Capital Management, Inc.(b)	1,660,100	11,770,109
Ares Capital Corp.(b)	114,583	1,584,683
Bank of America Corp.(b)	319,430	7,570,491
Barings BDC, Inc.(b)	244,400	1,835,444
Citigroup, Inc.(b)(c)	131,141	5,431,860
First American Financial Corp.(b)(c)	270,565	12,064,493
Golub Capital BDC, Inc.(b)	171,896	2,184,798
Hong Kong Exchanges and Clearing, Ltd.	134,300	6,413,139
JPMorgan Chase & Co.(b)(c)	49,800	4,882,392
PennyMac Financial Services, Inc.(b)	462,080	23,482,905
Sixth Street Specialty Lending, Inc.(b)(c)	198,627	3,269,400
Stewart Information Services Corp.(b)(c)	69,400	2,941,866
		93,617,107

Health Care 45.90%
1Life Healthcare, Inc.(a)(b)(c)	239,600	6,759,116
AbbVie, Inc.(b)	47,800	4,067,780
Amgen, Inc.(b)(c)	29,570	6,414,916
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)	780,326	3,053,009
Apellis Pharmaceuticals, Inc.(a)(b)(c)	156,301	4,986,002
Arcellx, Inc.(a)(d)(e)(f)(g)	538,792	966,754
Baxter International, Inc.(b)	42,100	3,265,697
Centrexion Therapeutics Corp.(a)(e)(f)(g)	14,166	169,043
Centrexion Therapeutics Corp.(a)(d)(e)(f)(g)	217,952	2,600,821
	Shares	Value
Health Care (continued)
Checkmate Pharmaceuticals, Inc.(a)(d)(e)(g)	225,463	$2,522,208
Checkmate Pharmaceuticals, Inc.(a)(b)(c)	320,465	3,682,143
Covetrus, Inc.(a)(b)	226,800	5,599,692
CRISPR Therapeutics AG(a)(b)	107,438	9,864,957
Flexion Therapeutics, Inc.(a)(b)(c)	528,450	6,336,115
Fusion Pharmaceuticals, Inc.(a)	156,700	1,943,080
Gossamer Bio, Inc.(a)(b)	180,188	1,495,560
GW Pharmaceuticals PLC - ADR(a)(b)(c)	64,064	5,766,401
Hologic, Inc.(a)(b)(c)	159,300	10,963,026
Laboratory Corp. of America Holdings(a)(b)(c)	36,895	7,370,514
McKesson Corp.(b)(c)	34,020	5,017,610
Mirati Therapeutics, Inc.(a)(b)	13,185	2,862,991
Moderna, Inc.(a)(b)(c)	116,110	7,833,942
Quest Diagnostics, Inc.(b)(c)	102,090	12,469,273
Regeneron Pharmaceuticals, Inc.(a)(b)(c)	7,878	4,282,166
Repare Therapeutics, Inc.(a)	111,679	3,018,683
SmileDirectClub, Inc.(a)(b)	317,100	2,822,190
Teladoc Health, Inc.(a)(b)(c)	29,541	5,803,625
Thermo Fisher Scientific, Inc.(b)(c)	17,907	8,472,160
Vertex Pharmaceuticals, Inc.(a)(b)(c)	32,153	6,699,399
Vir Biotechnology, Inc.(a)	25,583	804,329
Zai Lab, Ltd. - ADR(a)(b)(c)	71,220	5,843,601
Zoetis, Inc.(b)(c)	8,005	1,269,193
		155,025,996

Information Technology 22.36%
Advanced Energy Industries, Inc.(a)	58,800	3,967,236
Apple, Inc.(b)	109,610	11,932,145
Crowdstrike Holdings, Inc. - Class A(a)(b)(c)	21,960	2,719,526
Five9, Inc.(a)(b)(c)	23,350	3,542,662
Infineon Technologies AG	92,045	2,562,076
Intuit, Inc.(b)(c)	9,310	2,929,671
Lam Research Corp.(b)(c)	7,660	2,620,333
Lumentum Holdings, Inc.(a)	38,600	3,191,834
Mastercard, Inc. - Class A(b)	8,717	2,516,075
Microsoft Corp.(b)(c)	39,503	7,998,172
Qorvo, Inc.(a)(b)(c)	35,270	4,491,987
Renesas Electronics Corp.(a)	354,400	2,914,546
RingCentral, Inc. - Class A(a)(b)(c)	10,220	2,640,235
Skyworks Solutions, Inc.	21,610	3,053,277
Splunk, Inc.(a)	14,060	2,784,442
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR(b)(c)	108,800	9,125,056
Taiwan Semiconductor Manufacturing Co., Ltd.	225,000	3,398,186

26	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2020

	Shares	Value
Information Technology (continued)
Twilio, Inc. - Class A(a)(b)(c)	11,200	$3,124,464
		75,511,923

Real Estate 2.42%
Community Healthcare Trust, Inc.(b)	113,356	5,248,383
Physicians Realty Trust(b)	174,000	2,933,640
		8,182,023

TOTAL COMMON STOCKS
(Cost $373,011,039)		408,245,875

Underlying Security/Expiration Date/Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 1.33%
Call Options Purchased 1.33%
CRISPR Therapeutics AG
01/15/21, $90, $8,263,800	900	1,390,500
Eurodollar Future Option
12/14/21, $100, $1,322,833,350	5,303	364,581
12/14/21, $99.875, $1,970,655,000	7,900	740,625
Hologic, Inc.
12/18/20, $70, $16,172,700	2,350	1,022,250
Vertex Pharmaceuticals, Inc.
01/15/21, $210, $13,960,120	670	981,550

Total Call Options Purchased
(Cost $6,799,089)		4,499,506

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS 3.30%
Agile Group Holdings, Ltd.
11/23/2020, 9.500%(h)	$750,000	752,293
Duke University
Series 2020, 10/01/2044, 2.682%	1,500,000	1,532,203
Fidelity National Financial, Inc.
03/15/2031, 2.450%	1,400,000	1,371,725
Regeneron Pharmaceuticals, Inc.
09/15/2050, 2.800%	1,300,000	1,220,638
Stanford Health Care
Series 2020, 08/15/2030, 3.310%	1,300,000	1,456,558
Sunac China Holdings, Ltd.
04/19/2023, 8.350%(h)	2,250,000	2,310,284
Times China Holdings, Ltd.
06/04/2021, 7.850%(h)	1,500,000	1,515,860
University of Notre Dame du Lac
Series 2020, 02/15/2030, 1.637%	1,000,000	1,005,760

TOTAL CORPORATE BONDS
(Cost $11,389,332)		11,165,321
Description/Maturity Date/Rate	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS 0.15%
Two Harbors Investment Corp.
01/15/2022, 6.250%	$500,000	$499,688

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $498,986)		499,688

GOVERNMENT & AGENCY OBLIGATIONS 17.88%
U.S. Treasury Bonds
11/15/2042, 2.750%(b)	8,420,000	10,434,551
02/15/2050, 2.000%(b)	8,500,000	9,203,906
05/15/2050, 1.250%	3,100,000	2,799,687
08/15/2050, 1.375%	12,000,000	11,188,125
U.S. Treasury Notes
02/28/2025, 1.125%(b)	9,000,000	9,313,594
03/31/2025, 2.625%	5,000,000	5,502,344
02/28/2027, 1.125%(b)	5,400,000	5,586,785
02/15/2030, 1.500%(b)	6,000,000	6,360,000

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $62,439,186)		60,388,992

MUNICIPAL BONDS 0.70%
University of Virginia, Higher Education Revenue Bonds
09/01/2050, 2.256%	2,500,000	2,353,050

TOTAL MUNICIPAL BONDS
(Cost $2,531,041)		2,353,050

	Shares	Value
SHORT-TERM INVESTMENTS 2.86%
Money Market Funds 2.86%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.040% 7-day yield)	9,658,221	9,658,221

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,658,221)		9,658,221

Total Investments - 147.09%
(Cost $466,326,894)		496,810,653

Liabilities in Excess of Other Assets - (47.09%)(i)		(159,049,392)

NET ASSETS - 100.00%		$337,761,261

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (10.75%)
Consumer Discretionary (0.63%)
Vroom, Inc.	(51,800)	(2,128,980)

Annual Report | October 31, 2020	27

Clough Global Opportunities Fund	Statement of Investments

October 31, 2020

SCHEDULE OF SECURITIES SOLD SHORT(a) (continued)	Shares	Value
Financials (3.29%)
Deutsche Bank AG	(721,443)	$(6,673,348)
Invesco, Ltd.	(109,600)	(1,436,856)
Mediobanca Banca di Credito Finanziario SpA	(157,505)	(1,116,768)
Societe Generale S.A.	(30,516)	(413,689)
UniCredit SpA	(197,432)	(1,471,836)
		(11,112,497)

Health Care (1.49%)
Bruker Corp.	(49,310)	(2,097,647)
PRA Health Sciences, Inc.	(30,090)	(2,931,970)
		(5,029,617)

Information Technology (5.34%)
Cree, Inc.	(70,000)	(4,452,000)
International Business Machines Corp.	(88,130)	(9,840,596)
Qualys, Inc.	(19,490)	(1,712,196)
Temenos AG	(18,970)	(2,036,542)
		(18,041,334)

TOTAL COMMON STOCKS
(Proceeds $36,621,749)		(36,312,428)

TOTAL SECURITIES SOLD SHORT
(Proceeds $36,621,749)		$(36,312,428)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of October 31, 2020 was 0.09%

28	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

October 31, 2020

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of October 31, 2020, the aggregate value of those securities was $332,316,792, representing 98.39% of net assets. (See Note 1)
(c)	Loaned security; a portion or all of the security is on loan as of October 31, 2020.
(d)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2020, these securities had an aggregate value of $9,142,792 or 2.71% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2020, these securities had an aggregate value of $9,311,836 or 2.76% of net assets.
(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(g)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of October 31, 2020, these securities had an aggregate value of $9,311,836 or 2.76% of total net assets.
(h)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2020, the aggregate value of those securities was $4,578,437, representing 1.36% of net assets.
(i)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

Annual Report | October 31, 2020	29

Clough Global Opportunities Fund	Statement of Investments

October 31, 2020

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	4,958	June 2021	$1,237,021,000	$8,684,930
EURODOLLAR 90 DAY	Morgan Stanley	Long	1,399	March 2022	348,788,188	(443,280)
					$1,585,809,188	$8,241,650

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Morgan Stanley	Banco Santander SA	$(311,891)	1D FEDEF -50 bps	1D FEDEF	05/20/2022	$(295,792)	$16,099
Morgan Stanley	Kweichow Moutai Co., Ltd.	2,293,704	1D FEDEF -250 bps	1D FEDEF	01/06/2022	3,002,457	708,753
Morgan Stanley	Luxshare Precision Industry Co., Ltd.	4,274,849	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	5,210,038	935,189
Morgan Stanley	Sany Heavy Industry Co., Ltd.	7,006,566	1D FEDEF -250 bps	1D FEDEF	01/06/2022	9,699,344	2,692,778
Morgan Stanley	Wuliangye Yibin Co., Ltd.	1,649,816	1D FEDEF -255 bps	1D FEDEF	05/04/2022	3,099,870	1,450,054
Morgan Stanley	Zoomlion Heavy Industry Science	4,438,428	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	4,786,915	348,487
TOTAL		$19,351,472				$25,502,832	$6,151,360

See Notes to the Financial Statements.

30	www.cloughglobal.com

Clough Global Funds	Statements of Assets and Liabilities

October 31, 2020

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:

Investments, at value (Cost - see below)*	$130,274,796	$249,397,932	$496,810,653
Cash	293,873	413,608	470,621
Foreign currency, at value (Cost $8, $13 and $7)	8	13	7
Deposit with broker for futures contracts	520,895	903,229	1,816,307
Deposit with broker for securities sold short	6,870,791	11,915,140	23,968,068
Deposit with broker for total return swap contracts	3,290,208	6,201,677	12,701,679
Unrealized appreciation on total return swap contracts	1,351,865	3,067,066	6,151,360
Dividends receivable	67,132	130,619	248,562
Interest receivable	246,649	94,297	395,152
Receivable for investments sold	4,831,840	9,559,413	18,288,554
Deferred offering costs	–	–	104,813
Total Assets	147,748,057	281,682,994	560,955,776

LIABILITIES:

Loan payable	50,500,000	92,000,000	182,500,000
Interest due on loan payable	40,078	73,013	144,835
Variation margin payable	22,700	39,525	79,463
Securities sold short, at value (Proceeds $9,830,902, $18,043,887 and $36,621,749)	9,793,323	17,961,002	36,312,428
Payable for investments purchased	1,193,642	1,635,013	3,281,721
Unrealized depreciation on total return swap contracts	4,647	–	–
Payable for total return swap contracts payments	40,642	103,189	207,053
Interest payable - margin account	2,869	5,236	10,737
Accrued investment advisory fee	90,990	225,721	497,830
Accrued administration fee	37,978	81,188	160,237
Other payables and accrued expenses	5,130	17,182	211
Total Liabilities	61,731,999	112,141,069	223,194,515
Net Assets	$86,016,058	$169,541,925	$337,761,261
Cost of Investments	$121,125,173	$232,336,287	$466,326,894

COMPOSITION OF NET ASSETS:

Paid-in capital	$87,759,952	$157,273,660	$320,919,492
Distributable earnings/(Accumulated loss)	(1,743,894)	12,268,265	16,841,769
Net Assets	$86,016,058	$169,541,925	$337,761,261
Shares of common stock outstanding of no par value, unlimited shares authorized	8,407,724	13,230,829	32,224,412
Net asset value per share	$10.23	$12.81	$10.48

* Securities Loaned, at value	$39,625,315	$82,224,481	$158,091,457

See Notes to the Financial Statements.

Annual Report | October 31, 2020	31

Clough Global Funds	Statements of Operations

For the year ended October 31, 2020

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $20,931, $37,088 and $74,563)	$2,643,270	$3,788,969	$6,951,834
Interest on investment securities	1,056,315	284,181	1,718,725
Interest income - margin account	41,379	52,179	141,070
Hypothecated securities income (See Note 6)	19,469	152,240	248,195
Total Income	3,760,433	4,277,569	9,059,824

EXPENSES:

Investment advisory fee	1,129,563	2,629,115	5,866,687
Administration fee	471,258	946,490	1,889,354
Interest on loan	831,703	1,446,376	2,963,705
Trustees fee	140,882	140,882	140,882
Dividend expense - short sales	169,086	297,705	635,889
Other expenses	2,699	4,191	5,380
Total Expenses	2,745,191	5,464,759	11,501,897
Net Investment Income/(Loss)	1,015,242	(1,187,190)	(2,442,073)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	(14,125,408)	9,736,677	23,698,192
Futures contracts	2,139,363	3,659,228	7,362,108
Securities sold short	(4,205,009)	(11,095,171)	(19,160,108)
Written options	1,341,047	(4,057,915)	(8,111,896)
Total return swap contracts	1,379,883	3,268,642	6,657,952
Foreign currency transactions	(51,377)	(131,766)	(240,118)
Net realized gain/(loss)	(13,521,501)	1,379,695	10,206,130
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	1,714,683	7,357,780	7,760,343
Futures contracts	2,336,833	4,121,186	8,241,650
Securities sold short	702,224	1,277,925	2,930,494
Written options	(24,595)	(40,992)	(84,034)
Total return swap contracts	1,248,655	2,683,214	5,329,485
Translation of assets and liabilities denominated in foreign currencies	(642)	(1,671)	(1,959)
Deferred capital gains tax	19,802	33,041	58,892
Net change in unrealized appreciation	5,996,960	15,430,483	24,234,871
Net Realized and Unrealized Gain/(Loss)	(7,524,541)	16,810,178	34,441,001
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	$(6,509,299)	$15,622,988	$31,998,928

See Notes to the Financial Statements.

32	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
COMMON SHAREHOLDERS OPERATIONS:

Net investment income	$1,015,242	$1,152,057
Net realized gain/(loss)	(13,521,501)	3,580,635
Net change in unrealized appreciation	5,996,960	4,558,700
Net Increase/(Decrease) in Net Assets From Operations	(6,509,299)	9,291,392

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(1,688,271)	(4,288,182)
Tax return of capital	(8,474,985)	(4,638,158)
Net Decrease in Net Assets from Distributions	(10,163,256)	(8,926,340)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares, net of offering costs	–	14,425,411
Offering costs(a)	18,333	–
Net Increase in Net Assets From Share Transactions	18,333	14,425,411

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(16,654,222)	14,790,463

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	102,670,280	87,879,817
End of period	$86,016,058	$102,670,280

(a)	Offering expenses in current fiscal year relate to offering from prior fiscal year.

See Notes to the Financial Statements.

Annual Report | October 31, 2020	33

Clough Global Equity Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(1,187,190)	$(676,852)
Net realized gain	1,379,695	13,102,244
Net change in unrealized appreciation	15,430,483	175,187
Net Increase in Net Assets From Operations	15,622,988	12,600,579

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(17,436,909)	(15,225,597)
Net Decrease in Net Assets from Distributions	(17,436,909)	(15,225,597)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares, net of offering costs	–	24,582,751
Offering costs(a)	18,856	–
Net Increase in Net Assets From Share Transactions	18,856	24,582,751

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(1,795,065)	21,957,733

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	171,336,990	149,379,257
End of period	$169,541,925	$171,336,990

(a)	Offering expenses in current fiscal year relate to offering from prior fiscal year.

See Notes to the Financial Statements.

34	www.cloughglobal.com

Clough Global Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(2,442,073)	$(1,334,560)
Net realized gain	10,206,130	19,535,681
Net change in unrealized appreciation	24,234,871	13,493,165
Net Increase in Net Assets From Operations	31,998,928	31,694,286

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(27,266,481)	(22,685,819)
Tax return of capital	(7,249,086)	(11,314,158)
Net Decrease in Net Assets from Distributions	(34,515,567)	(33,999,977)

Net Decrease in Net Assets Attributable to Common Shares	(2,516,639)	(2,305,691)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	340,277,900	342,583,591
End of period	$337,761,261	$340,277,900

See Notes to the Financial Statements.

Annual Report | October 31, 2020	35

Clough Global Funds	Statements of Cash Flows

For the year ended October 31, 2020

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(6,509,299)	$15,622,988	$31,998,928
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(305,523,327)	(613,781,273)	(1,285,387,468)
Proceeds from disposition of investment securities	316,566,997	628,935,866	1,342,610,264
Proceeds from securities sold short transactions	89,293,999	166,639,823	325,984,639
Cover securities sold short transactions	(103,938,329)	(195,578,347)	(383,778,461)
Premiums received from written options transactions	1,814,509	3,751,518	7,542,760
Premiums paid on closing written options transactions	(769,858)	(8,303,425)	(16,667,340)
Purchased options transactions	(5,099,034)	(11,724,704)	(23,049,610)
Proceeds from purchased options transactions	1,533,151	12,137,261	24,192,619
Net proceeds from/(purchases of) short-term investment securities	1,440,311	6,790,698	(7,659,897)
Net realized (gain)/loss on:
Investment securities	14,125,408	(9,736,677)	(23,698,192)
Securities sold short	4,205,009	11,095,171	19,160,108
Total return swap contracts	(1,379,883)	(3,268,642)	(6,657,952)
Written options	(1,341,047)	4,057,915	8,111,896
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(1,714,683)	(7,357,780)	(7,760,343)
Securities sold short	(702,224)	(1,277,925)	(2,930,494)
Written options	24,595	40,992	84,034
Total return swap contracts	(1,248,655)	(2,683,214)	(5,329,485)
Deferred capital gains tax	(19,802)	(33,041)	(58,892)
Net amortization/(accretion) of premiums/discounts	390,179	237,987	746,658
(Increase)/Decrease in assets:
Interest receivable - margin account	19,389	38,001	80,481
Dividends receivable	(23,621)	(59,515)	(92,894)
Interest receivable	119,806	139,829	374,599
Other assets	–	–	(4,475)
Increase/(Decrease) in liabilities:
Interest due on loan payable	(74,357)	(122,335)	(266,667)
Variation margin payable	22,700	39,525	79,463
Payable for total return swap contracts payments	29,504	79,343	154,074
Interest payable - margin account	2,869	5,236	10,737
Accrued investment advisory fee	(10,397)	4,594	(2,290)
Accrued administration fee	(4,235)	1,631	(736)
Accrued trustees fee	(395)	(395)	(395)
Other payables and accrued expenses	(42,517)	(49,247)	(84)
Net cash provided by (used in) operating activities	1,186,763	(4,358,142)	(2,214,415)

CASH FLOWS FROM FINANCING ACTIVITIES:
Loan payable	1,000,000	7,500,000	4,500,000
Offering costs	18,333	18,856	–
Cash distributions paid	(10,163,256)	(17,436,909)	(34,515,567)
Payable due to custodian	–	–	(242,590)
Net cash used in financing activities	(9,144,923)	(9,918,053)	(30,258,157)

Effect of exchange rates on cash	642	1,671	1,959

Net Change in Cash, Restricted Cash and Foreign Rates on Cash	(7,957,518)	(14,274,524)	(32,470,613)

Cash and restricted cash, beginning of year	$18,933,293	$33,708,191	$71,427,295
Cash and restricted cash, end of year	$10,975,775	$19,433,667	$38,956,682

See Notes to the Financial Statements.

36	www.cloughglobal.com

Clough Global Funds	Statements of Cash Flows

For the year ended October 31, 2020

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from loan payable:	$906,060	$1,568,711	$3,230,372

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$141,295	$97,250	$–
Foreign Currency, at value	816,844	1,409,852	3,195,631
Deposit with broker
Securities sold short	17,070,563	30,034,660	63,827,371
Total return swaps	604,472	1,717,213	3,483,400
Written options	300,119	449,216	920,893

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$293,873	$413,608	$470,621
Foreign Currency, at value	8	13	7
Deposit with broker
Futures	520,895	903,229	1,816,307
Securities sold short	6,870,791	11,915,140	23,968,068
Total return swaps	3,290,208	6,201,677	12,701,679

See Notes to the Financial Statements.

Annual Report | October 31, 2020	37

Clough Global Dividend and Income Fund	Financial Highlights

For a share outstanding throughout the years indicated

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016(1)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.21	$12.54	$14.76	$13.79		$15.65
Income from investment operations:
Net investment income/(loss)*	0.12	0.16	0.22	0.12		(0.01)
Net realized and unrealized gain/(loss) on investments	(0.89)	1.08	(1.15)	2.14		(0.46)
Total Income/(Loss) from Investment Operations	(0.77)	1.24	(0.93)	2.26		(0.47)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.20)	(0.06)	–	(0.37)		–
Net realized gains	–	(0.53)	(0.17)	–		(0.59)
Tax return of capital	(1.01)	(0.64)	(1.23)	(0.92)		(0.80)
Total Distributions to Common Shareholders	(1.21)	(1.23)	(1.40)	(1.29)		(1.39)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	–	(0.34)	0.11	(0.00	)(2)	–
Total Capital Share Transactions	–	(0.34)	0.11	(0.00	)(2)	–
Net asset value - end of period	$10.23	$12.21	$12.54	$14.76		$13.79
Market price - end of period	$8.73	$10.96	$11.28	$14.16		$11.62

Total Investment Return - Net Asset Value:(3)	(4.91)%	11.75%	(5.18)%	17.89%		(1.14)%
Total Investment Return - Market Price:(3)	(9.59)%	11.51%	(11.10)%	34.22%		(4.14)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$86,016	$102,670	$87,880	$153,233		$143,319
Ratios to average net assets attributable to common shareholders:
Total expenses	2.98%	3.66%	3.48%	2.94%		3.65%
Total expenses excluding interest expense and dividends on short sales expense	1.89%	1.85%	1.84%	1.99%		2.09%
Net investment income/(loss)	1.10%	1.30%	1.55%	0.87%		(0.08)%
Portfolio turnover rate	229%	253%	109%	149%		205%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$50,500	$49,500	$55,000	$72,000		$72,000
Asset Coverage Per $1,000 (000s)	$2,703	$3,074	$2,598	$3,128		$2,991

*	Based on average shares outstanding.

(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.
(2)	Less than $0.005.

(3)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.

See Notes to the Financial Statements.

38	www.cloughglobal.com

Clough Global Equity Fund	Financial Highlights

For a share outstanding throughout the years indicated

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.95	$13.55	$14.50	$12.70		$15.10
Income from investment operations:
Net investment income/(loss)*	(0.09)	(0.06)	0.01	(0.02)		(0.23)
Net realized and unrealized gain/(loss) on investments	1.27	1.15	0.41	3.06		(0.84)
Total Income/(Loss) from Investment Operations	1.18	1.09	0.42	3.04		(1.07)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.60)	–	–	(0.13)		–
Net realized gains	(0.72)	(1.34)	(1.50)	–		(0.90)
Tax return of capital	–	–	–	(1.11)		(0.43)
Total Distributions to Common Shareholders	(1.32)	(1.34)	(1.50)	(1.24)		(1.33)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	–	(0.35)	0.13	(0.00	)(1)	–
Total Capital Share Transactions	–	(0.35)	0.13	(0.00	)(1)	–
Net asset value - end of period	$12.81	$12.95	$13.55	$14.50		$12.70
Market price - end of period	$10.78	$11.77	$13.21	$13.66		$10.69

Total Investment Return - Net Asset Value:(2)	11.47%	9.40%	3.99%	25.99%		(5.36	)%(3)
Total Investment Return - Market Price:(2)	3.21%	1.99%	7.62%	41.01%		(6.90)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$169,542	$171,337	$149,379	$255,870		$224,187
Ratios to average net assets attributable to common shareholders:
Total expenses	3.23%	3.94%	3.63%	3.14%		4.21%
Total expenses excluding interest expense and dividends on short sales expense	2.20%	2.18%	2.13%	2.21%		2.59%
Net investment income/(loss)	(0.70)%	(0.45)%	0.06%	(0.14)%		(1.70)%
Portfolio turnover rate	256%	297%	115%	141%		182%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$92,000	$84,500	$85,000	$113,000		$113,000
Asset Coverage Per $1,000 (000s)	$2,843	$3,028	$2,757	$3,264		$2,984

*	Based on average shares outstanding.

(1)	Less than $0.005.

(2)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported and that all rights in the Fund's rights offering were exercised. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized. Total returns include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes and may differ from those reported to the market.

(3)	In 2016, 0.07% of the Fund's total return consists of a reimbursement by the Adviser for a realized investment loss. Excluding this item, total return would have been (5.43)%.

See Notes to the Financial Statements.

Annual Report | October 31, 2020	39

Clough Global Opportunities Fund	Financial Highlights

For a share outstanding throughout the years indicated

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.56	$10.63	$12.09	$11.07		$12.92
Income from investment operations:
Net investment loss*	(0.08)	(0.04)	(0.01)	(0.02)		(0.15)
Net realized and unrealized gain/(loss) on investments	1.07	1.03	(0.35)	2.11		(0.54)
Total Income/(Loss) from Investment Operations	0.99	0.99	(0.36)	2.09		(0.69)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.71)	–	–	(0.14)		–
Net realized gains	(0.14)	(0.71)	(0.76)	–		(0.18)
Tax return of capital	(0.22)	(0.35)	(0.45)	(0.93)		(0.98)
Total Distributions to Common Shareholders	(1.07)	(1.06)	(1.21)	(1.07)		(1.16)

CAPITAL SHARE TRANSACTIONS:
Accretive/(Dilutive) impact of capital share transactions	–	–	0.11	(0.00	)(1)	–
Total Capital Share Transactions	–	–	0.11	(0.00	)(1)	–
Net asset value - end of period	$10.48	$10.56	$10.63	$12.09		$11.07
Market price - end of period	$8.84	$9.19	$9.56	$11.42		$9.04

Total Investment Return - Net Asset Value:(2)	11.91%	11.08%	(1.78)%	20.99%		(3.48)%
Total Investment Return - Market Price:(2)	8.46%	7.49%	(6.48)%	39.95%		(9.49)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$337,761	$340,278	$342,584	$623,361		$570,931
Ratios to average net assets attributable to common shareholders:
Total expenses	3.42%	4.14%	3.81%	3.23%		4.32%
Total expenses excluding interest expense and dividends on short sales expense	2.35%	2.33%	2.26%	2.27%		2.73%
Net investment loss	(0.73)%	(0.39)%	(0.05)%	(0.16)%		(1.33)%
Portfolio turnover rate	261%	306%	120%	165%		191%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$182,500	$178,000	$207,000	$292,000		$292,000
Asset Coverage Per $1,000 (000s)	$2,851	$2,912	$2,655	$3,135		$2,955

*	Based on average shares outstanding.

(1)	Less than $0.005.

(2)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.

See Notes to the Financial Statements.

40	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2020

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

Investment Valuation: Securities, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker. Futures are valued at settlement prices.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | October 31, 2020	41

Clough Global Funds	Notes to Financial Statements

October 31, 2020

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of October 31, 2020, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$77,427,287	$–	$–	$77,427,287
Preferred Stocks	566,271	543,760	–	1,110,031
Purchased Options	651,294	–	–	651,294
Corporate Bonds	–	15,551,610	–	15,551,610
Convertible Corporate Bonds	–	2,950,565	–	2,950,565
Asset-Backed Securities	–	66,659	–	66,659
Government & Agency Obligations	–	27,648,614	–	27,648,614
Municipal Bonds	–	764,304	–	764,304
Short-Term Investments	4,104,432	–	–	4,104,432
TOTAL	$82,749,284	$47,525,512	$–	$130,274,796

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$2,336,832	$–	$–	$2,336,832
Total Return Swap Contracts**	–	1,351,865	–	1,351,865

Liabilities
Securities Sold Short
Common Stocks	(9,793,323)	–	–	(9,793,323)
Total Return Swap Contracts**	–	(4,647)	–	(4,647)
TOTAL	$(7,456,491)	$1,347,218	$–	$(6,109,273)

42	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2020

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$10,860,572	$–	$–	$10,860,572
Consumer Discretionary	30,524,513	–	–	30,524,513
Financials	51,131,187	–	–	51,131,187
Health Care	75,660,939	1,261,098	2,576,815	79,498,852
Information Technology	41,706,620	–	–	41,706,620
Real Estate	4,419,651	–	–	4,419,651
Purchased Options	2,259,807	–	–	2,259,807
Government & Agency Obligations	–	25,689,492	–	25,689,492
Short-Term Investments	3,307,238	–	–	3,307,238
TOTAL	$219,870,527	$26,950,590	$2,576,815	$249,397,932

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$4,121,186	$–	$–	$4,121,186
Total Return Swap Contracts**	–	3,067,066	–	3,067,066

Liabilities
Securities Sold Short
Common Stocks	(17,961,002)	–	–	(17,961,002)
TOTAL	$(13,839,816)	$3,067,066	$–	$(10,772,750)

Annual Report | October 31, 2020	43

Clough Global Funds	Notes to Financial Statements

October 31, 2020

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$21,687,571	$–	$–	$21,687,571
Consumer Discretionary	54,221,255	–	–	54,221,255
Financials	93,617,107	–	–	93,617,107
Health Care	145,714,161	2,522,208	6,789,627	155,025,996
Information Technology	75,511,923	–	–	75,511,923
Real Estate	8,182,023	–	–	8,182,023
Purchased Options	4,499,506	–	–	4,499,506
Corporate Bonds	–	11,165,321	–	11,165,321
Convertible Corporate Bonds	–	499,688	–	499,688
Government & Agency Obligations	–	60,388,992	–	60,388,992
Municipal Bonds	–	2,353,050	–	2,353,050
Short-Term Investments	9,658,221	–	–	9,658,221
TOTAL	$413,091,767	$76,929,259	$6,789,627	$496,810,653

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$8,241,650	$–	$–	$8,241,650
Total Return Swap Contracts**	–	6,151,360	–	6,151,360

Liabilities
Securities Sold Short
Common Stocks	(36,312,428)	–	–	(36,312,428)
TOTAL	$(28,070,778)	$6,151,360	$–	$(21,919,418)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

44	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2020

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Equity Fund

Asset Type	Balance as of October 31, 2019	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2020	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2020
Common Stocks	$2,364,539	$–	$212,276	$–	$–	$–	$–	$2,576,815	$212,276
	$2,364,539	$–	$212,276	$–	$–	$–	$–	$2,576,815	$212,276

Clough Global Opportunities Fund

Asset Type	Balance as of October 31, 2019	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2020	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2020
Common Stocks	$6,250,289	$–	$539,338	$–	$–	$–	$–	$6,789,627	$539,338
	$6,250,289	$–	$539,338	$–	$–	$–	$–	$6,789,627	$539,338

The following is a summary of valuation techniques and quantitative information used in determining the fair value of each Fund’s Level 3 investments at October 31, 2020:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Premium/(Discount)
Clough Global Equity Fund	Health Care	$2,576,815	Accomplishment & Goals and Index Performance Methods	Transaction Price	N/A

Clough Global Opportunities Fund	Health Care	$6,789,627	Accomplishment & Goals and Index Performance Methods	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

Annual Report | October 31, 2020	45

Clough Global Funds	Notes to Financial Statements

October 31, 2020

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds: Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and each Fund’s Portfolio Turnover in the Financial Highlights.

46	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2020

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred, if any, on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds engaged in purchased and written options during the year ended October 31, 2020.

Annual Report | October 31, 2020	47

Clough Global Funds	Notes to Financial Statements

October 31, 2020

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables, if any, are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount, if any, is reported on the Statements of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. The Funds engaged in futures contracts during the year ended October 31, 2020.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. During the year ended October 31, 2020, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

48	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2020

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. As of and during the year ended October 31, 2020, Clough Global Equity Fund and Clough Global Opportunities Fund held rights, and Clough Global Dividend and Income Fund did not hold rights. Each Fund held no warrants.

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of October 31, 2020:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Foreign Currency Contracts (Futures Contracts)	Unrealized appreciation on futures contracts	$2,336,833	(a)
Equity Contracts (Purchased Options)	Investments, at value	651,294
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	1,351,865
		$4,339,992
Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Unrealized appreciation on futures contracts	$4,121,186	(a)
Equity Contracts (Purchased Options)	Investments, at value	2,259,807
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	3,067,066
		$9,448,059
Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Unrealized appreciation on futures contracts	$8,241,650	(a)
Equity Contracts (Purchased Options)	Investments, at value	4,499,506
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	6,151,360
		$18,892,516

	Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin payable	$(22,700	)(a)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	(4,647)
Total		$(27,347)
Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin payable	$(39,525	)(a)
Total		$(39,525)
Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin payable	$(79,463	)(a)
Total		$(79,463)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statements of Investments. Only the current day's net variation margin is reported within the Statements of Assets and Liabilities.

Annual Report | October 31, 2020	49

Clough Global Funds	Notes to Financial Statements

October 31, 2020

The effect of derivatives instruments on each Fund's Statement of Operations for the year ended October 31, 2020:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Clough Global Dividend and Income Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$2,139,363	$2,336,833
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(2,814,964)	(643,823)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	1,379,883	1,248,655
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	1,341,047	(24,595)
Total		$2,045,329	$2,917,070

Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$3,659,228	$4,121,186
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	2,834,345	(1,068,980)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	3,268,642	2,683,214
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	(4,057,915)	(40,992)
Total		$5,704,300	$5,694,428

Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$7,362,108	$8,241,650
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	5,905,488	(2,122,316)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	6,657,952	5,329,485
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	(8,111,896)	(84,034)
Total		$11,813,652	$11,364,785

50	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2020

The average total return swap contracts notional amount during the year ended October 31, 2020, is noted below for each of the Funds.

Fund	Average Total Return Swap Contracts Notional Amount
Clough Global Dividend and Income Fund	$2,758,302
Clough Global Equity Fund	6,888,085
Clough Global Opportunities Fund	13,866,962

The average monthly notional value of options contracts outstanding during the year ended October 31, 2020, is noted below for each of the Funds.

Fund	Average Purchased Option Contract Notional Amount	Average Written Option Contract Notional Amount
Clough Global Dividend and Income Fund	$365,027,042	$18,916,820
Clough Global Equity Fund	688,107,327	27,622,670
Clough Global Opportunities Fund	1,373,285,872	55,920,154

The average monthly notional value of futures contracts outstanding during the year ended October 31, 2020, is noted below for each of the Funds.

Fund	Average Futures Contracts Notional Amount
Clough Global Dividend and Income Fund	$397,903,032
Clough Global Equity Fund	683,626,349
Clough Global Opportunities Fund	1,375,128,627

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Annual Report | October 31, 2020	51

Clough Global Funds	Notes to Financial Statements

October 31, 2020

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2020.

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$1,351,865	$–	$1,351,865	$(4,647)	$–	$1,347,218
Total	$1,351,865	$–	$1,351,865	$(4,647)	$–	$1,347,218

Clough Global Equity Fund
Total Return Swap Contracts	$3,067,066	$–	$3,067,066	$–	$–	$3,067,066
Total	$3,067,066	$–	$3,067,066	$–	$–	$3,067,066

Clough Global Opportunities Fund
Total Return Swap Contracts	$6,151,360	$–	$6,151,360	$–	$–	$6,151,360
Total	$6,151,360	$–	$6,151,360	$–	$–	$6,151,360

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$4,647	$–	$4,647	$(4,647)	$–	$–
Total	$4,647	$–	$4,647	$(4,647)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged, which is disclosed in the Statements of Investments.

52	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2020

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (up to 10% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of October 31, 2020 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Value
Clough Global Dividend and Income Fund	Agile Group Holdings, Ltd.	0.29%	11/5/2019	250,000	250,767	250,764
	Carvana Co.	1.15%	9/25/2020	1,000,000	987,601	988,960
	Melco Resorts Finance, Ltd.	0.29%	9/21/2020	250,000	260,806	249,442
	Microchip Technology, Inc.	0.60%	7/13/2020	500,000	515,231	519,154
	Nestle Holdings, Inc.	0.29%	9/24/2020	200,000	254,749	248,802
	Sunac China Holdings, Ltd.	0.90%	1/16/2020	750,000	791,242	770,095
	Teladoc Health, Inc.	0.95%	5/18/2020	700,000	722,967	818,490
	Times China Holdings, Ltd.	0.59%	11/6/2019	500,000	502,991	505,287
	Trinity Capital, Inc.	0.63%	1/9/2020	22,400	560,000	543,760
Total		5.69%			$4,846,354	$4,894,754

Clough Global Equity Fund	Amphivena Therapeutics, Inc.	0.77%	4/8/2019	334,425	1,199,997	1,308,431
	Arcellx, Inc.	0.25%	8/8/2019	234,345	365,813	420,485
	Centrexion Therapeutics Corp.	0.47%	12/18/2017	66,719	701,250	796,158
	Centrexion Therapeutics Corp.	0.03%	3/19/2019	4,336	48,741	51,741
	Checkmate Pharmaceuticals, Inc.	0.74%	6/9/2020	112,731	1,349,990	1,261,098
Total		2.26%			$3,665,791	$3,837,913

Clough Global Opportunities Fund	Agile Group Holdings, Ltd.	0.22%	11/5/2019	750,000	752,303	752,293
	Amphivena Therapeutics, Inc.	0.90%	4/8/2019	780,326	2,799,997	3,053,010
	Arcellx, Inc.	0.29%	8/8/2019	538,792	841,054	966,754
	Centrexion Therapeutics Corp.	0.77%	12/18/2017	217,952	2,290,759	2,600,821
	Centrexion Therapeutics Corp.	0.05%	3/19/2019	14,166	159,240	169,043
	Checkmate Pharmaceuticals, Inc.	0.75%	6/9/2020	225,463	2,699,992	2,522,208
	Sunac China Holdings, Ltd.	0.68%	1/16/2020	2,250,000	2,373,725	2,310,284
	Times China Holdings, Ltd.	0.45%	11/6/2019	1,500,000	1,508,973	1,515,860
Total		4.11%			$13,426,043	$13,890,273

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the year ended October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund intends to make a dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average NAV over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Effective August 2017, each Fund’s Board approved a managed dividend distribution rate of 10% of each Fund’s prior month average NAV. Subject to certain conditions, these distribution policies remained in effect through July 2019. Effective August 2019, as approved by each Fund’s Board, each Fund paid monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board. Effective January 1, 2020, the Funds' managed distribution policy was revised to set the monthly distribution rate at an amount equal to one twelfth of 10% of each Fund's adjusted year-ending NAV, which is the average of the NAVs as of the last five business days of the prior calendar year. Until July 2021, each Fund will pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board.

Annual Report | October 31, 2020	53

Clough Global Funds	Notes to Financial Statements

October 31, 2020

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and Dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to their investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

A novel coronavirus and the resulting COVID-19 respiratory infection have resulted in a global pandemic and major disruption to economies and markets around the world. The pandemic has led to extreme short-term market volatility and may have adverse long-term effects on U.S. and world economies. Liquidity for many instruments has been reduced, and some sectors of the economy and individual issuers have experienced particularly large losses. The economic impacts of the global pandemic may adversely impact the Funds’ ability to reach their investment objectives and may adversely affect the value and liquidity of the Funds’ investments. Because of uncertainties in valuation, values reflected in these financial statements may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Funds’ investments.

54	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2020

2. FEDERAL INCOME TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of the distributions paid by the Funds during the years ended October 31, 2020 and October 31, 2019, were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Clough Global Dividend and Income Fund
October 31, 2020	$1,651,697	$–	$8,511,559	$10,163,256
October 31, 2019	1,333,885	2,954,297	4,638,158	8,926,340
Clough Global Equity Fund
October 31, 2020	$7,857,353	$9,579,556	$–	$17,436,909
October 31, 2019	1,854,514	13,371,083	–	15,225,597
Clough Global Opportunities Fund
October 31, 2020	$22,599,834	$4,666,647	$7,249,086	$34,515,567
October 31, 2019	6,036,321	16,649,498	11,314,158	33,999,977

Components of Net Assets: For the year ended October 31, 2020, permanent differences identified and reclassified among the components of net assets related to investments in partnerships. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

The reclassifications were as follows:

	Distributable earnings	Paid-in Capital
Clough Global Dividend and Income Fund	$36,592	$(36,592)
Clough Global Equity Fund	29	(29)
Clough Global Opportunities Fund	70	(70)

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Accumulated capital gains(losses)	$(8,743,112)	$–	$–
Net unrealized appreciation on investments	7,621,172	13,132,050	24,919,746
Other accumulated losses	(621,954)	(863,785)	(8,077,977)
Total Distributable Earnings (Accumulated Loss)	$(1,743,894)	$12,268,265	$16,841,769

Annual Report | October 31, 2020	55

Clough Global Funds	Notes to Financial Statements

October 31, 2020

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term
Clough Global Dividend and Income Fund	$6,577,433	$2,165,679
Clough Global Equity Fund	–	–
Clough Global Opportunities Fund	–	–

Certain ordinary Losses arising in the post-December period of the current fiscal year ("Late Year Losses") may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards.

The following Funds elect to defer to the period ending October 31, 2021, late year ordinary losses in the amount of:

Fund	Amount
Clough Global Dividend and Income Fund	$621,954
Clough Global Equity Fund	863,785
Clough Global Opportunities Fund	8,077,977

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of October 31, 2020, were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation (excess of value over tax cost)(a)	$16,739,630	$36,093,971	$70,317,554
Gross depreciation (excess of tax cost over value)(a)	(9,118,190)	(22,960,822)	(45,396,755)
Net depreciation (excess of tax cost over value) of foreign currency and derivatives	(268)	(1,099)	(1,053)
Net unrealized appreciation	$7,621,172	$13,132,050	$24,919,746
Cost of investments for income tax purposes	$125,027,768	$240,468,854	$480,440,825

(a)	Includes appreciation/(depreciation) on securities sold short.

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales and tax treatment of certain other investments.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Board of each Fund announced, on April 20, 2015, that it had approved a share repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares as of April 9, 2015, in the open market, through the Funds’ fiscal year end of October 31, 2015. The Board of each Fund approved, in October 2015, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2016. The Board of each Fund approved, in December 2016, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2017. In April 2017, the Board temporarily suspended the share repurchase program in light of prevailing discount rates.

On October 13, 2017, the Funds commenced tender offers which expired on November 10, 2017. Each Fund’s tender offer was oversubscribed, and as a result, Clough Global Equity Fund and Clough Global Opportunities Fund purchased 37.5% of its respective outstanding common shares of beneficial interest and Clough Global Dividend and Income Fund purchased 32.5% of its outstanding common shares of beneficial interest. A total of 4,998,066, 10,052,547 and 31,646,419 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, were properly tendered and not withdrawn. The Funds accepted 3,373,469, 6,615,414 and 19,334,647 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, for cash payment totaling $49,421,321, $95,394,270 and $232,209,110 at a purchase price of $14.65, $14.42 and $12.01 per common share for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, which is 98.5% of the net asset value per common share determined as of the close of the regular trading session of the NYSE on November 13, 2017. Accordingly, on a pro rata basis, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund accepted approximately 67%, 66% and 61%, respectively, of the shares properly tendered.

56	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2020

In a rights offering that expired on August 23, 2019, Clough Global Dividend and Income Fund shareholders exercised rights to purchase 1,401,287 shares at $10.42 per share for proceeds, net of expenses of $176,000, of $14,425,411. The subscription price of $10.42 per share was established on August 23, 2019, which represented 85% of the reported net asset value on August 23, 2019.

In a rights offering that expired on August 23, 2019, Clough Global Equity Fund shareholders exercised rights to purchase 2,205,138 shares at $11.24 per share for proceeds, net of expenses of $203,000, of $24,582,751. The subscription price of $11.24 per share was established on August 23, 2019, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding August 23, 2019.

Transactions in common shares were as follows:

	Clough Global Dividend and Income Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Common Shares Outstanding - beginning of period	8,407,724	7,006,437
Sale of Shares	–	1,401,287
Common Shares Outstanding - end of period	8,407,724	8,407,724

Transactions in common shares were as follows:

	Clough Global Equity Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Common Shares Outstanding - beginning of period	13,230,829	11,025,691
Sale of Shares	–	2,205,138
Common Shares Outstanding - end of period	13,230,829	13,230,829

Transactions in common shares were as follows:

	Clough Global Opportunities Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Common Shares Outstanding - beginning of period	32,224,412	32,224,412
Common Shares Outstanding - end of period	32,224,412	32,224,412

Annual Report | October 31, 2020	57

Clough Global Funds	Notes to Financial Statements

October 31, 2020

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the year ended October 31, 2020, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Dividend and Income Fund	$214,031,631	$235,978,167	$90,014,035	$76,608,282
Clough Global Equity Fund	474,692,586	485,509,399	136,236,513	132,565,693
Clough Global Opportunities Fund	1,030,563,484	1,088,888,127	247,273,234	233,382,456

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to each Fund, ALPS receives an annual administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, interest, dividend expenses tied to short sales, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs of preferred shares, certain expenses related to regulatory filings and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On October 31, 2020, the pledged collateral was valued at $83,532,536, $176,474,804 and $318,371,757 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Maximum Commitment Financing allowed under the Agreement is $50,500,000, $92,000,000 and $182,500,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the year ended October 31, 2020, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $49,894,809, $87,684,426 and $178,750,000, respectively, and the average interest rate for the borrowings was 1.64%. As of October 31, 2020, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $50,500,000, $92,000,000 and $182,500,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on October 31, 2020, was 0.91%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

58	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

October 31, 2020

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of October 31, 2020, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $39,625,315, $82,224,481 and $158,091,457, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the year ended October 31, 2020.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. Prior to 2021, it is expected that market participants will focus on the transition mechanisms by which references to LIBOR in existing contracts or instruments may be amended. When LIBOR is discontinued, the successor reference rate may be lower or higher than market expectations. This may cause the Funds to pay more or less interest on borrowings and could impact the Funds’ performance or NAV.

Annual Report | October 31, 2020	59

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Clough Global Dividend and Income Fund,

Clough Global Equity Fund, and

Clough Global Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”) as of October 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 22, 2020

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Clough Global Funds	Dividend Reinvestment Plan

October 31, 2020 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

Annual Report | October 31, 2020	61

Clough Global Funds	Additional Information

October 31, 2020 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for each fiscal quarter on Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT are available without a charge, upon request, by contacting the Funds at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

On July 9, 2020, the Funds held their annual meeting of Shareholders for the purpose of voting on a proposal to elect Trustees of the Funds. The results of the proposal for each Fund were as follows:

Clough Global Dividend and Income Fund

Proposal: To elect the following Trustees to the Clough Dividend and Income Fund.

	Adam D. Crescenzi	Jerry G. Rutledge
For	7,525,070	7,530,051
Against/Withheld	219,712	214,731

Clough Global Equity Fund

Proposal: To elect the following Trustees to the Clough Global Equity Fund.

	Edmund J. Burke	Vincent W. Versaci	Clifford J. Weber
For	12,186,818	12,174,563	12,193,911
Against/Withheld	184,915	197,170	177,822

Clough Global Opportunities Fund

Proposal: To elect the following Trustees to the Clough Global Opportunities Fund.

	Robert L. Butler	Karen DiGravio	Kevin McNally
For	27,238,382	27,283,155	28,097,218
Against/Withheld	1,450,573	1,405,800	591,737

62	www.cloughglobal.com

Clough Global Funds	Additional Information

October 31, 2020 (Unaudited)

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the period ended October 31, 2020				% Breakdown of the Total Cumulative Distributions for the period ended October 31, 2020
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Dividend and
Income Fund	$0.1544	$0.0993	$0.9551	$1.2088	12.78%	8.21%	79.01%	100.00%
Clough Global Equity Fund	$0.0106	$0.6032	$0.7041	$1.3179	0.80%	45.77%	53.43%	100.00%
Clough Global Opportunities Fund	$0.0061	$0.2291	$0.8359	$1.0711	0.57%	21.39%	78.04%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

TAX DESIGNATIONS

The Funds hereby designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Corporate Dividends Received Deduction	51.79%	25.08%	28.55%
Qualified Dividend Income	54.62%	27.92%	31.66%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Clough Global Equity Fund designated $9,579,556 and the Clough Global Opportunities Fund designated $4,666,647 as long-term capital gain distribution for the year ended October 31, 2020.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report | October 31, 2020	63

Clough Global Funds	Trustees & Officers

October 31, 2020 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees
Robert L. Butler 1941	Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2021 GLQ: 2022 GLO: 2023	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years’ experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization.	3	None
Adam D. Crescenzi 1942	Vice-Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2023 GLQ: 2021 GLO: 2022	Mr. Crescenzi has served as the Founding Partner of Simply Tuscan Imports LLC since 2007. He has been a founder and investor of several start-up technology and service firms and has served as a director of both public and private corporations. Currently, he advises businesses and non-profit organizations on issues of strategy, marketing, and governance. He serves as Chairman of the Board of Governors for The Founders Fund Inc. and is a Trustee and Governor of the Naples Botanical Garden.	3	None
Karen DiGravio 1969	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2021 GLQ: 2022 GLO: 2023	Ms. DiGravio was a Partner, Chief Financial Officer and Chief Compliance Officer of Westfield Capital Management. Thereafter, she served as a member of the Westfield Advisory Board until 2015. Ms. DiGravio is co-chair of Connecticut College’s 1911 Society and is also a member of the college’s President’s Leadership Council.	3	None
Jerry G. Rutledge 1944	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2023 GLQ: 2021 GLO: 2022	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. In addition, Mr. Rutledge served as a Director of the University of Colorado Hospital from 2008-2016.	4	Mr. Rutledge is currently a Trustee of the Financial Investors Trust and the Principal Real Estate Income Fund.

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Clough Global Funds	Trustees & Officers

October 31, 2020 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees
Hon. Vincent W. Versaci 1971	Trustee	Trustee since: GLV: 2013 GLQ: 2013 GLO: 2013 Term expires: GLV: 2022 GLQ: 2023 GLO: 2021	Judge Versaci has served as a Judge in the New York State Courts since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	None
Clifford J. Weber 1963	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2022 GLQ: 2023 GLO: 2021	Mr. Weber is the founder of Financial Products Consulting Group, LLC (a consulting firm). Prior to starting Financial Products Consulting Group, he was the Executive Vice President – Global Index and Exchange Traded Products of the NYSE, a subsidiary of Intercontinental Exchange, from 2013 to 2015.	4	Mr. Weber is currently a Trustee of Clough Funds Trust, Janus Detroit Street Trust, Clayton Street Trust and Global-X Funds.

Annual Report | October 31, 2020	65

Clough Global Funds	Trustees & Officers

October 31, 2020 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees[4]
Edmund J. Burke[5] 1961	Trustee	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2022 GLQ: 2023 GLO: 2021	Retired. Formerly, Chief Executive Officer and President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (2001-2019), and Director of ALPS Distributors, Inc. (2000-2019), ALPS Fund Services, Inc., (2000-2019) and ALPS Portfolio Solutions Distributor, Inc. (2013-2019). Mr. Burke also served as a Director of Boston Financial Data Services (2013-2019). Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.	5	Mr. Burke is also Trustee of Financial Investors Trust, Trustee of Clough Funds Trust, Trustee of the Liberty All-Star Equity Fund, Director of the Liberty All-Star Growth Fund, Inc., and Trustee of ALPS ETF Trust.
Kevin McNally 1969 Clough Capital Partners L.P. 53 State Street 27th Floor Boston, Massachusetts 02110	Trustee	Trustee since: GLV: 2017 GLQ: 2017 GLO: 2017 Term expires: GLV: 2021 GLQ: 2022 GLO: 2023	Mr. McNally is currently a Managing Director at Clough and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. Prior to joining Clough Capital Partners L.P. in 2014, he served as the Director of Closed-End Funds at ALPS Fund Services, Inc. from 2003 to 2014. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998.	4	Mr. McNally is also Trustee of Clough Funds Trust.

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Clough Global Funds	Trustees & Officers

October 31, 2020 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with the Funds[2]	Principal Occupation(s) During Past Five Years
Officers
Bradley J. Swenson, 1972	President	Officer since[7] GLV: 2019 GLQ: 2019 GLO: 2019	Mr. Swenson joined ALPS in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015). Because of his position with ALPS, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act.
Lucas Foss, 1977	Chief Compliance Officer (“CCO”)	Officer since[7] GLV: 2018 GLQ: 2018 GLO: 2018	Mr. Foss has over 17 years of experience within the fund services industry and currently serves as Vice President and Deputy Chief Compliance Officer at ALPS Fund Services, Inc. (“ALPS”). Prior to rejoining ALPS in November 2017, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (“TAM”) beginning in July 2015. Previous to TAM, Mr. Foss was Deputy Chief Compliance Officer at ALPS. Mr. Foss received a B.A. in Economics from the University of Vermont and holds the Certified Securities Compliance Professional (CSCP) designation.
Kelly McEwen, 1984	Treasurer	Officer since[7] GLV: 2020 GLQ: 2020 GLO: 2020	Ms. McEwen joined ALPS in August 2019 and is currently Vice President and Fund Controller at ALPS. Ms. McEwen also serves as Treasurer of Reaves Utility Income Fund, Clough Funds Trust, and Cambria ETF Trust. Ms. McEwen was formerly Assistant Director of Financial Reporting at Invesco Ltd. in 2019 and Assistant Vice President of Fund Treasury at OppenheimerFunds, Inc. from 2015-2018.
Sareena Khwaja-Dixon 1980	Secretary	Officer since[7] GLV: 2016 GLQ: 2016 GLO: 2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Clough Funds Trust.
Jennifer A. Craig 1973	Assistant Secretary	Officer since[7] GLV: 2016 GLQ: 2016 GLO: 2016	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Ms. Craig is also Secretary of Principal Real Estate Income Fund, Assistant Secretary of ALPS ETF Trust, Financial Investors Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Clerk of Goehring & Rozencwag Investment Funds.

[1]	Address: 1290 Broadway, Suite 1000, Denver, Colorado 80203, unless otherwise noted.

[2]	GLV commenced operations July 28, 2004, GLQ commenced operations April 27, 2005, and GLO commenced operations April 25, 2006.

[3]	The Fund Complex for all Trustees, except Mr. Rutledge, Mr. Weber, Mr. McNally and Mr. Burke, consists of the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust. The Fund Complex for Mr. Burke consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough China Fund, a series of the Financial Investors Trust, and Clough Global Long-Short Fund, a series of Clough Funds Trust. The Fund Complex for Mr. Weber and Mr. McNally consists of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Clough Global Long-Short Fund, a series of Clough Funds Trust.

[4]	“Interested Trustees” refers to those Trustees who constitute “interested persons” of the Fund as defined in the 1940 Act.

[5]	Mr. Burke is considered to be an “Interested Trustee” because of his previous positions with ALPS.

[6]	Mr. McNally is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as each Fund’s investment adviser.

[7]	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Annual Report | October 31, 2020	67

Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2020 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report dated October 31, 2019 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

PORTFOLIO MANAGER INFORMATION

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

FUND ORGANIZATIONAL STRUCTURE

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

INVESTMENT OBJECTIVE

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will invest in equity securities of companies of any market capitalization and equity-related securities, including equity swaps and call options, as well as fixed income securities, including both corporate and sovereign debt, in both U.S. and non-U.S. markets. There is no assurance that the Fund will achieve its investment objective.

The Fund intends to invest in a managed mix of equity and debt securities. The Fund is flexibly managed so that, depending on the Fund’s investment adviser’s outlook, it sometimes will be more heavily invested in equity securities or in debt or fixed income securities. The fixed income securities that the Fund invests in will generally have a maturity ranging from 30 days to over 30 years. Under normal circumstances, the Fund expects to invest in securities of at least three countries (in addition to the United States). Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as ADRs, EDRs and GDRs. Investments in corporate debt may include both investment grade and non-investment grade issues. Investments in sovereign debt may also include bonds issued by countries considered emerging markets.

The Fund will place a high priority on capital preservation and should the Fund’s investment adviser believe that extraordinary conditions affecting financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objectives. The Fund may use a variety of investment techniques designed to capitalize on the declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund’s investment adviser’s investment outlook.

PRINCIPAL INVESTMENT STRATEGIES

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Clough believes that above average investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in accordance with a limited number of major global investment themes identified by Clough. Industry consolidation, technological change, an emerging shortage of a product or raw material which derives from a period of under-investment, changes in government regulation, or major economic or investment cycles are examples of themes Clough would emphasize in its investment focus. Attractive investment themes will often be influenced by global trends, which make investments in certain industries across more than one geographic market likely.

Once attractive themes are identified, Clough will utilize a “bottom-up” research process to identify companies it believes are best positioned to benefit from those specific themes. Individual positions will be selected based upon a host of qualitative and quantitative factors including, but not limited to, such factors as a company’s competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. This approach may provide investment opportunities in various levels of a company’s capital structure, including common and preferred stock, as well as corporate bonds, including convertible debt securities.

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Under the Fund’s theme-oriented investment approach, the portfolio may be invested in only a relatively small number of industries. The Fund will attempt to diversify within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be below 5% of total assets. The Fund also does not have restrictions on the levels of portfolio turnover. However, since major industry trends often last years, Clough believes that a theme-based investment approach can result in opportunities for tax efficient investing (as a result of lower portfolio turnover).

The Fund is not required to maintain any particular percentage of its assets in equity securities, or in fixed income securities, and Clough may change the weightings of the Fund’s investments in equity and fixed income securities based upon Clough’s assessment of the prevailing interest rate environment and expected returns relative to other identified investment opportunities. Generally, the Fund will increase its investments in fixed income securities when Clough anticipates that the return on these securities will exceed the return on equity securities, and vice versa.

Generally, securities will be purchased or sold on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. Clough does not expect such investments to comprise more than 10% of the Fund’s total assets (determined at the time the investment is made).

Clough may invest the Fund’s cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements and U.S. Treasury and U.S. agency securities. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into Clough’s recommendations and the portfolio managers’ decisions are subjective.

The Fund’s portfolio will be actively managed and securities may be bought or sold on a daily basis. Investments may be added to the portfolio if they satisfy value-based criteria or contribute to the portfolio’s risk profile. Investments may be removed from the portfolio if Clough believes that their market value exceeds full value, they add inefficient risk or the initial investment thesis fails.

PORTFOLIO INVESTMENTS

Common Stocks

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occurs. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Medium Cap Companies

The Fund may invest in securities of small capitalization companies, currently considered by Clough to mean companies with market capitalization at or below $1 billion. It may also invest in medium capitalization companies, currently considered by Clough to mean companies with market capitalization of between $1 billion and $5 billion.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Clough would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

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Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Restricted and Illiquid Securities

Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, 10% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the Securities Act, which is designed to further facilitate efficient trading among eligible institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. The Fund will be eligible to purchase securities in Rule 144A transactions if and when it owns at least $100 million of securities of unaffiliated issuers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

Corporate Bonds and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will not invest more than 20% of its total assets in securities rated below investment grade (i.e.,securities rated lower than Baa or baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”)), or their equivalent as determined by Clough. These securities are commonly referred to as “junk bonds.” The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Foreign Securities

Under normal circumstances, the Fund intends to invest a portion of its assets in securities of issuers located in at least three countries (in addition to the United States). The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

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The Fund may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

The Fund’s investments in sovereign debt may also include bonds issued by countries in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. While there is no limit on the amount of assets the Fund may invest outside of the United States, the Fund will not invest more than 25% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets.

Real Estate Investment Trusts (REITs)

REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings, and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed. The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities and Bonds with Warrants Attached

The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

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INVESTMENT TECHNIQUES

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a “covered” call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

Similarly, the Securities and Exchange Commission currently requires that, to support its obligation to purchase the underlying instruments if a put option written by the Fund is exercised, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

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In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

The Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund’s securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of Clough to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that Clough’s judgment in this respect will be correct.

When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Short Sales

The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Clough believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

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Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, Clough is under no obligation to utilize short sales at all.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) and the Securities and Exchange Commission.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates. Clough has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (“CEA”) and, therefore, Clough will not be subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon and in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

Pursuant to the views of the SEC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in a manner similar to that described below for covered options on securities. However, even if “covered,” these instruments could have the effect of leveraging the Fund’s portfolio.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Clough’s ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Clough’s judgment in this respect will be correct.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2020 (Unaudited)

When-Issued and Delayed Delivery Transactions

New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if Clough deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund’s total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund’s when-issued and delayed delivery purchase commitments will be established and maintained with the Fund’s custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund’s net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

Interest Rate Swaps and Options Thereon (“Swaptions”)

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (LIBOR), and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer’s perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. These value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified “fixed rate” yield (or “exercise” yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2020 (Unaudited)

It is customary market practice for swaptions to be “cash settled” rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, Clough expects to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to “lock in” the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund’s portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

Interest Rate Swaps, Swaptions, and Credit Derivatives (General)

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions, and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps and Derivatives Association (“ISDA”). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry’s position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines that would likely be imposed in connection with any issuance of preferred shares by the Fund, it is expected that the Fund would be authorized to enter into swaptions and to purchase credit default swaps without limitation but would be subject to limitation on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions and credit derivatives would be able to be revised by the Board of Trustees, without shareholder vote of the Common Shares or the Fund's preferred shares, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Fund's preferred shares then in effect.

The Board of Trustees has currently limited the Fund’s use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (2) no more than 5% of the Fund’s total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States of America that is (a) on a list approved by the Board of Trustees, (b) with capital of at least $100 million, and (c) which is rated investment grade by both Moody’s and S&P. These criteria can be modified by the Board of Trustees at any time in its discretion.

The market value of the Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund’s total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives sold by the Fund will not exceed 331/3% of the Fund’s total assets.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2020 (Unaudited)

Clough expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to ensure that they are properly collateralized.

If Clough determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption, or credit derivative positions to which it is party. Interest rate swaps, swaptions, and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Trustees, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with Clough’s valuation models.

The use of interest rate swaps, swaptions, and credit derivatives, as the foregoing discussion suggests, are subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption, or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize interest rate swaps, swaptions, and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

There may be an imperfect correlation between the Fund’s portfolio holdings and swaps, swaptions, or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund’s use of swaps, swaptions, and credit derivatives to reduce risk involves costs and will be subject to Clough’s ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that Clough’s judgment in this respect will be correct.

Temporary Investments

From time to time, as Clough deems warranted based on market conditions, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund’s investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Portfolio Turnover

Although the Fund cannot accurately predict its portfolio turnover rate, it is likely to exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Foreign Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the Fund anticipates receipt in a foreign currency of dividend or interest payments on such a security. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when Clough believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Clough determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. The Fund may use forward contracts to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2020 (Unaudited)

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Illiquid Securities

The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements

A repurchase agreement exists where the Fund sells a security (typically U.S. government securities) to a party for cash and agrees to buy the same security back on a specific date (typically the next business day) from the same party for cash. Repurchase agreements carry several risks. For instance, the Fund could incur a loss if the value of the security sold has increased more than the value of the cash and collateral held. In addition, the other party to the agreement may default, in which case the Fund would not re-acquire possession of the security and suffer full value loss (or incur costs when attempting to purchase a similar security from another party). Also, in a bankruptcy proceeding involving the other party, a court may determine that the security does not belong to the Fund and order that the security be used to pay off the debts of the bankrupt. The Fund will reduce the risk by requiring the other party to put up collateral, whose value is checked and reset daily. The Fund also intends only to deal with parties that appear to have the resources and the financial strength to live up to the terms of the agreement. Repurchase agreements are limited to 50% of the Fund’s assets. Cash held for securities sold by the Fund are not included in the Fund’s assets when making this calculation.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2020 (Unaudited)

USE OF LEVERAGE

The Fund uses leverage through the issuance of preferred shares and/or through borrowings, including the issuance of debt securities. The Fund may use leverage of up to 33% of its total assets (including the amount obtained from leverage). The Fund generally will not use leverage if Clough anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the preferred shares offering or borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Clough for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of preferred shares, which may create an incentive to leverage the Fund. The Fund’s issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares or incurrence of borrowings having priority over the Fund’s Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Clough from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%. Though the Fund may issue preferred shares amounting to 50% leverage, it does not intend to exceed 33% leverage, at which point there will be an asset coverage of 303%. Initially, holders of the Common Shares will elect each of the eight Trustees of the Fund. If the Fund issues preferred shares, the holders of the preferred shares will elect two of the Trustees of the Fund. In the event the Fund failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.

To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on Clough’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

For the period from November 1, 2019 to October 31, 2020, the average amount borrowed under the Credit Agreement was $49,894,809, at an average rate of 1.64%. As of October 31, 2020, the amount of outstanding borrowings was $50,500,000, the interest rate was 0.91% and the amount of pledged collateral was $83,532,536. Additional information on senior securities of the Fund may be found in the Financial Highlights section of the Prospectus.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2020 (Unaudited)

The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 33% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. The below table assumes the annual leverage and fee rate of 0.91%.

Assumed portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share return	(16)%	(8)%	(1)%	7%	15%

In addition to the credit facility, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap contracts and the use of other derivative instruments, reverse repurchase agreements and the issuance of preferred shares. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

During the time in which the Fund is utilizing leverage, the fees paid to Clough and the Administrator for services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total assets. Only the Fund’s holders of Common Shares bear the cost of the Fund’s fees and expenses.

RISKS

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Key Adviser Personnel Risk

The Fund's ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more of the key individuals leaves Clough, Clough may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Issuer Risk

The value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Securities Risk

The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. To the extent the Fund focuses its investments in a particular country or in countries within a particular geographic region, economic, political, regulatory and other conditions affecting such country or region may have a greater impact on the Fund than on more geographically diversified funds. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund will not invest more than 25% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets, but has no other investment restrictions with respect to investing in foreign issuers.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2020 (Unaudited)

Emerging Markets Risk

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

REIT Risk

Any investment by the Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. The Fund does not expect to invest a significant portion of its assets in REITs but does not place any investment restrictions with respect to such investments.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Non-Investment Grade Securities Risk

The Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 20% of its total assets in securities rated below investment grade. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Interest Rate Risk

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund’s having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options thereon (“swaptions”), and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities “against the box.” The Fund intends to comply with regulations of the Securities and Exchange Commission involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2020 (Unaudited)

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in Clough’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to Clough’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that Clough’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Credit Risk

Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline, which could jeopardize the rating agencies’ ratings of the Fund’s preferred shares. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because the primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends on Common Shares. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Derivatives Risk

Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

The Securities and Exchange Commission (SEC) recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (1940 Act), which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 would require the Fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions and may require the Fund to alter, perhaps materially, its use of derivatives.

Counterparty Risk

The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2020 (Unaudited)

Preferred Securities Risk

In addition to credit risk, investment in preferred securities carries certain risks including:

●	Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income.

●	Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

●	Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

●	Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

●	Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt, or common stocks.

Debt Securities Risk

In addition to credit risk, investment in debt securities carries certain risks including:

●	Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

●	Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

●	Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Convertible Securities Risk

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Annual Report | October 31, 2020	83

Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2020 (Unaudited)

Small and Medium Cap Company Risk

Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth, and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

Leverage Risk

Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the holders of the Common Shares. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board of Trustees. Clough in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Liquidity Risk

Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the trustees of the Fund.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

Market Price of Shares

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who sell their Common Shares below net asset value will be reduced.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption

The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These terrorist attacks and related events, including the war in Iraq, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

84	www.cloughglobal.com

Clough Global Funds	Summary of Updated Information Regarding Clough Global Dividend and Income Fund

October 31, 2020 (Unaudited)

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will exceed 100% under normal market conditions primarily due to hedging and short sales, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

Annual Report | October 31, 2020	85

Clough Global Funds	Summary of Updated Information Regarding Clough Global Equity Fund

October 31, 2020 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report dated October 31, 2019 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

PORTFOLIO MANAGER INFORMATION

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

FUND ORGANIZATIONAL STRUCTURE

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

INVESTMENT OBJECTIVE

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders.

The Fund's investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will under normal circumstances invest at least 80% of its net assets, including any borrowings for investment purposes, in equity securities in both U.S. and non-U.S. markets of companies of any market capitalization. There is no assurance that the Fund will achieve its investment objective.

The Fund intends to invest primarily in a managed mix of global equity securities. The Fund is flexibly managed so that, depending on the Fund's investment adviser's outlook, it sometimes will be more heavily invested in equity securities in U.S. markets or in equity securities in other markets around the world. Under normal circumstances, the Fund expects to invest in securities of at least three countries (in addition to the United States). Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as ADRs, EDRs and GDRs, and ETFs. The Fund may invest up to 20% of its total assets in fixed income securities, including both corporate and sovereign debt in both U.S. and non-U.S. markets. Investments in corporate debt, if any, may include both investment grade and non-investment grade securities. Investments in sovereign debt may also include bonds issued by countries considered emerging markets.

The Fund will place a high priority on capital preservation and should the Fund's investment adviser believe that extraordinary conditions affecting financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques designed to capitalize on declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund's investment adviser's investment outlook.

PRINCIPAL INVESTMENT STRATEGIES

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Clough believes that above average investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in a number of major global investment themes identified by Clough. Industry consolidation, technological change, an emerging shortage of a product or raw material which derives from a period of under-investment, changes in government regulation or major economic or investment cycles are examples of themes Clough would emphasize in its investment focus. Attractive investment themes will often be influenced by global trends, which make investments in certain industries across more than one geographic market likely.

Once attractive themes are identified, Clough will generally utilize a "bottom-up" research process to identify companies it believes are best positioned to benefit from those specific themes. Individual positions will be selected based upon a host of qualitative and quantitative factors, including, but not limited to, such factors as a company's competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. This approach may provide investment opportunities in various levels of a company's capital structure, including common and preferred stock, as well as corporate bonds, including convertible debt securities. Clough will identify geographic areas (in particular, emerging markets) in which it intends to invest a portion of Fund assets and how much to invest in that geographic location. In addition to identifying and purchasing individual securities in these markets, Clough may purchase iShares ETFs to gain wider exposure to particular markets or regions without incurring the expense of purchasing numerous foreign securities, and thereby rely on the iShares ETFs to identify the companies in those regions in which to invest.

86	www.cloughglobal.com

Clough Global Funds	Summary of Updated Information Regarding Clough Global Equity Fund

October 31, 2020 (Unaudited)

Under the Fund's theme-oriented investment approach, the portfolio may be invested in only a relatively small number of industries. The Fund will attempt to diversify within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be below 5% of total assets. The Fund also does not have restrictions on the levels of portfolio turnover. However, since major industry trends often last years, Clough believes that a theme-based investment approach can result in opportunities for tax efficient investing (as a result of lower portfolio turnover).

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. Clough does not expect such investments to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).

Clough may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into Clough's recommendations and the portfolio managers' decisions are subjective.

The Fund's portfolio will be actively managed and securities may be bought or sold on a daily basis. Investments may be added to the portfolio if they satisfy value-based criteria or contribute to the portfolio's risk profile. Investments may be removed from the portfolio if Clough believes that their market value exceeds full value, they add inefficient risk or the initial investment thesis fails.

PORTFOLIO INVESTMENTS

Common Stocks

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Medium Cap Companies

The Fund may invest in securities of small capitalization companies, currently considered by Clough to mean companies with market capitalization at or below $1 billion. It may also invest in medium capitalization companies, currently considered by Clough to mean companies with market capitalization of between $1 billion and $5 billion.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Clough would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Annual Report | October 31, 2020	87

Clough Global Funds	Summary of Updated Information Regarding Clough Global Equity Fund

October 31, 2020 (Unaudited)

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates.

Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Restricted and Illiquid Securities

Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, no more than 10% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the Securities Act, which is designed to further facilitate efficient trading among eligible institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. The Fund will be eligible to purchase securities in Rule 144A transactions if and when it owns at least $100 million of securities of unaffiliated issuers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

Corporate Bonds and Other Debt Securities

The Fund may invest up to 20% of its total assets in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

The Fund will not invest more than 10% of its total assets in debt securities rated below investment grade (i.e.,securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by Clough. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. Such ETFs are passively managed and their shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System ("NASDAQ"). Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions without seeking to replicate the performance of a reference index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

88	www.cloughglobal.com

Clough Global Funds	Summary of Updated Information Regarding Clough Global Equity Fund

October 31, 2020 (Unaudited)

Foreign Securities

Under normal circumstances, the Fund intends to invest a portion of its assets in securities of issuers located in at least three countries (in addition to the United States). The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

The Fund's investments in sovereign debt may also include bonds issued by countries in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. While there is no limit on the amount of assets the Fund may invest outside of the United States, the Fund will not invest more than 25% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets.

Real Estate Investment Trusts (REITs)

REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings, and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed. The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Annual Report | October 31, 2020	89

Clough Global Funds	Summary of Updated Information Regarding Clough Global Equity Fund

October 31, 2020 (Unaudited)

Convertible Securities and Bonds with Warrants Attached

The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

INVESTMENT TECHNIQUES

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

Similarly, the Securities and Exchange Commission currently requires that, to support its obligation to purchase the underlying instruments if a put option written by the Fund is exercised, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

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The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

The Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of Clough to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that Clough's judgment in this respect will be correct.

When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Short Sales

The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Clough believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

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If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, Clough is under no obligation to utilize short sales at all.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. Clough has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, Clough will not be subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

Pursuant to the views of the Securities and Exchange Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described below for covered options on securities. However, even if "covered," these instruments could have the effect of leveraging the Fund's portfolio.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

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An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

When-Issued and Delayed Delivery Transactions

New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if Clough deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund's total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund's when-issued and delayed delivery purchase commitments will be established and maintained with the Fund's custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

Interest Rate Swaps and Options Thereon (“Swaptions”)

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (LIBOR), and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. These value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

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A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, Clough expects to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund's portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

Interest Rate Swaps, Swaptions, and Credit Derivatives (General)

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to any such derivative agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps and Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry, helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines that would likely be imposed in connection with any issuance of preferred shares by the Fund, it is expected that the Fund would be authorized to enter into swaptions and to purchase credit default swaps without limitation but would be subject to limitation on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions and credit derivatives would be able to be revised by the Board of Trustees, without shareholder vote of the Common Shares or the Fund's preferred shares, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Fund's preferred shares then in effect.

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The Board of Trustees has currently limited the Fund's use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar-denominated and used for hedging purposes only; (2) no more than 5% of the Fund's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that (a) is on a list approved by the Board of Trustees, (b) has capital of at least $100 million and (c) is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board of Trustees at any time in its discretion.

The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund's total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives will not exceed 331/3% of the Fund's total assets. The Fund has no other investment restrictions with respect to credit derivatives.

Clough expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to ensure that they are properly collateralized.

If Clough determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption or credit derivative positions to which it is party. Interest rate swaps, swaptions and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Trustees, which include reference to third-party information services, such as Bloomberg, and a comparison with Clough's valuation models. The use of interest rate swaps, swaptions and credit derivatives, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risk, valuation risk, credit risk and /or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize interest rate swaps, swaptions and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

There may be an imperfect correlation between the Fund's portfolio holdings and swaps, swaptions or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps, swaptions and credit derivatives to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

Temporary Investments

From time to time, as Clough deems warranted based on market conditions, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund's investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Portfolio Turnover

Although the Fund cannot accurately predict its portfolio turnover rate, it is likely to exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Foreign Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

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Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the Fund anticipates receipt in a foreign currency of dividend or interest payments on such a security. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when Clough believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Clough determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. The Fund may use forward contracts to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Illiquid Securities

The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements

A repurchase agreement exists where the Fund sells a security (typically U.S. government securities) to a party for cash and agrees to buy the same security back on a specific date (typically the next business day) from the same party for cash. Repurchase agreements carry several risks. For instance, the Fund could incur a loss if the value of the security sold has increased more than the value of the cash and collateral held. In addition, the other party to the agreement may default, in which case the Fund would not re-acquire possession of the security and suffer full value loss (or incur costs when attempting to purchase a similar security from another party). Also, in a bankruptcy proceeding involving the other party, a court may determine that the security does not belong to the Fund and order that the security be used to pay off the debts of the bankrupt. The Fund will reduce the risk by requiring the other party to put up collateral, whose value is checked and reset daily. The Fund also intends only to deal with parties that appear to have the resources and the financial strength to live up to the terms of the agreement. Repurchase agreements are limited to 50% of the Fund's assets. Cash held for securities sold by the Fund are not included in the Fund's assets when making this calculation.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Equity Fund

October 31, 2020 (Unaudited)

USE OF LEVERAGE

The Fund uses leverage through the issuance of preferred shares and/or through borrowings, including the issuance of debt securities. The Fund may use leverage of up to 33% of its total assets (including the amount obtained from leverage). The Fund generally will not use leverage if Clough anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the preferred shares offering or borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Clough for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of preferred shares, which may create an incentive to leverage the Fund. The Fund’s issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares or incurrence of borrowings having priority over the Fund’s Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Clough from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%. Though the Fund may issue preferred shares amounting to 50% leverage, it does not intend to exceed 33% leverage, at which point there will be an asset coverage of 303%. Initially, holders of the Common Shares will elect each of the eight Trustees of the Fund. If the Fund issues preferred shares, the holders of the preferred shares will elect two of the Trustees of the Fund. In the event the Fund failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.

To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on Clough’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

For the period from November 1, 2019 to October 31, 2020, the average amount borrowed under the Credit Agreement was $87,684,426, at an average rate of 1.64%. As of October 31, 2020, the amount of outstanding borrowings was $92,000,000, the interest rate was 0.91% and the amount of pledged collateral was $176,474,804. Additional information on senior securities of the Fund may be found in the Financial Highlights section of the Prospectus.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Equity Fund

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The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 33% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The below table assumes the annual leverage and fee rate of 0.91%.

The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share return	(16)%	(8)%	(1)%	7%	15%

In addition to the credit facility, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap contracts and the use of other derivative instruments, reverse repurchase agreements and the issuance of preferred shares. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

During the time in which the Fund is utilizing leverage, the fees paid to Clough and the Administrator for services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total assets. Only the Fund’s holders of Common Shares bear the cost of the Fund’s fees and expenses.

RISKS

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Key Adviser Personnel Risk

The Fund's ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more of the key individuals leaves Clough, Clough may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Issuer Risk

The value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Securities Risk

The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. To the extent the Fund focuses its investments in a particular country or in countries within a particular geographic region, economic, political, regulatory and other conditions affecting such country or region may have a greater impact on the Fund than on more geographically diversified funds. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund will not invest more than 25% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets, but has no other investment restrictions with respect to investing in foreign issuers.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Equity Fund

October 31, 2020 (Unaudited)

Emerging Markets Risk

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

REIT Risk

Any investment by the Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. The Fund does not expect to invest a significant portion of its assets in REITs but does not place any investment restrictions with respect to such investments.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Non-Investment Grade Securities Risk

The Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non- payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 20% of its total assets in securities rated below investment grade. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options thereon (“swaptions”), and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities “against the box.” The Fund intends to comply with regulations of the Securities and Exchange Commission involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in Clough’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to Clough’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that Clough’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Equity Fund

October 31, 2020 (Unaudited)

Derivatives Risk

Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

The Securities and Exchange Commission (SEC) recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (1940 Act), which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 would require the Fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions and may require the Fund to alter, perhaps materially, its use of derivatives.

Counterparty Risk

The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Small and Medium Cap Company Risk

Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth, and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

Leverage Risk

Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the holders of the Common Shares. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board of Trustees. Clough in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Liquidity Risk

Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the trustees of the Fund.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Equity Fund

October 31, 2020 (Unaudited)

Market Price of Shares

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund’s Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by Common Shareholders who sell their Common Shares below net asset value will be reduced.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption

The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These terrorist attacks and related events, including the war in Iraq, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund's preferred stock holdings and any bond holdings and Common Shareholder's income from the Fund could drop as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Preferred Securities Risk

In addition to credit risk, investment in preferred securities carries certain risks including:

●	Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

●	Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

●	Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

●	Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

●	Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks.

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Debt Securities Risk

In addition to credit risk, investment in debt securities carries certain risks including:

●	Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

●	Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

●	Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will exceed 100% under normal market conditions primarily due to hedging and short sales, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

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Clough Global Funds	Summary of Updated Information Regarding Clough Global Opportunities Fund

October 31, 2020 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report dated October 31, 2019 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

PORTFOLIO MANAGER INFORMATION

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

FUND ORGANIZATIONAL STRUCTURE

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

INVESTMENT OBJECTIVE

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders.

The Fund's investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research driven investment process and will invest in equity securities of companies of any market capitalization and equity-related securities, including equity swaps and call options, as well as fixed income securities, including both corporate and sovereign debt, in both U.S. and non-U.S. markets. There is no assurance that the Fund will achieve its investment objective.

The Fund intends to invest primarily in a managed mix of U.S. and non-U.S. equity and debt securities. The Fund is flexibly managed so that, depending on the Fund's investment adviser's outlook, it sometimes will be more heavily invested in equity securities or in debt or fixed income securities. Under normal circumstances, the Fund expects to invest in securities of at least three countries. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), as well as through exchange traded funds ("ETFs") and in stocks traded on non-U.S. exchanges. Investments in debt may include both investment grade and non-investment grade issues. There are certain risks associated with investing in non investment grade securities, commonly referred to as "junk bonds." Investments in corporate debt may include bonds issued by companies in countries considered emerging markets. Investments in sovereign debt may include bonds issued by countries considered emerging markets. The Fund will not invest more than 25% of its total assets, at the time of acquisition, in securities of governments and companies in emerging markets. The Fund may also invest a portion of its assets in real estate investment trusts, or "REITs", but the Fund does not expect that portion to be significant.

The Fund will place a high priority on capital preservation, and should the Fund's investment adviser believe that extraordinary conditions affecting financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques designed to capitalize on declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund's investment adviser's investment outlook. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

PRINCIPAL INVESTMENT STRATEGIES

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Clough believes that above average investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in a number of major global investment themes identified by Clough. Industry consolidation, technological change, an emerging shortage of a product or raw material which derives from a period of under-investment, changes in government regulation or major economic or investment cycles are examples of themes Clough would emphasize in its investment focus. Attractive investment themes will often be influenced by global trends, which make investments in certain industries across more than one geographic market likely.

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Once attractive themes are identified, Clough will generally utilize a "bottom-up" research process to identify companies it believes are best positioned to benefit from those specific themes. Individual positions will be selected based upon a host of qualitative and quantitative factors, including, but not limited to, such factors as a company's competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. This approach may provide investment opportunities in various levels of a company's capital structure, including common and preferred stock, as well as corporate bonds, including convertible debt securities.

Under the Fund's theme-oriented investment approach, the portfolio may be invested in only a relatively small number of industries. The Fund will attempt to diversify within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be below 5% of total assets. The Fund also does not have restrictions on the levels of portfolio turnover. However, since major industry trends often last years, Clough believes that a theme-based investment approach can result in opportunities for tax efficient investing (as a result of lower portfolio turnover).

The Fund is not required to maintain any particular percentage of its assets in equity securities, or in fixed income securities, and Clough may change the weightings of the Fund's investments in equity and fixed income securities based upon Clough's assessment of the prevailing interest rate environment and expected returns relative to other identified investment opportunities. Generally, the Fund will increase its investments in fixed income securities when Clough anticipates that the return on these securities will exceed the return on equity securities, and vice versa.

Clough believes that its theme-based portfolio strategy will present periods of time when Clough has a particularly high degree of confidence in the Fund's investment positions. During these occasions, the Fund may purchase call options in order to enhance investment returns. The Fund may also purchase such options at other times if the Investment Adviser believes it would be beneficial to the Fund to do so. The Fund's use of such option strategies is expected to be opportunistic in nature and the Fund is not required to maintain any particular percentage of assets in call option premium. Call option premiums, when utilized, will typically be less than 12% of total assets.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. Clough does not expect such investments to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).

Clough may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into Clough's recommendations and the portfolio managers' decisions are subjective.

The Fund's portfolio will be actively managed and securities may be bought or sold on a daily basis. Investments may be added to the portfolio if they satisfy value-based criteria or contribute to the portfolio's risk profile. Investments may be removed from the portfolio if Clough believes that their market value exceeds full value, they add inefficient risk or the initial investment thesis fails.

PORTFOLIO INVESTMENTS

Common Stocks

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Medium Cap Companies

The Fund may invest in securities of small capitalization companies, currently considered by Clough to mean companies with market capitalization at or below $1 billion. It may also invest in medium capitalization companies, currently considered by Clough to mean companies with market capitalization of between $1 billion and $5 billion.

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Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Clough would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates.

Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Restricted and Illiquid Securities

Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, no more than 10% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the Securities Act, which is designed to further facilitate efficient trading among eligible institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. The Fund will be eligible to purchase securities in Rule 144A transactions if and when it owns at least $100 million of securities of unaffiliated issuers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated on non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owed, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

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The Fund will not invest more than 20% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by Clough. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. Such ETFs are passively managed and their shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System ("NASDAQ"). Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions without seeking to replicate the performance of a reference index. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Foreign Securities

Under normal circumstances, the Fund intends to invest a portion of its assets in securities of issuers located in at least three countries (in addition to the United States). The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

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The Fund's investments in sovereign debt may also include bonds issued by countries in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. While there is no limit on the amount of assets the Fund may invest outside of the United States, the Fund will not invest more than 25% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets.

Real Estate Investment Trusts (REITs)

REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings, and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed. The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities and Bonds with Warrants Attached

The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

INVESTMENT TECHNIQUES

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

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Similarly, the Securities and Exchange Commission currently requires that, to "cover" or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

The Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices, including options on indices and exchange traded funds (“ETFs”). In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of Clough to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that Clough's judgment in this respect will be correct.

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When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Short Sales

The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Clough believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash,

U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, Clough is under no obligation to utilize short sales at all.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

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Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. Clough has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, Clough will not be subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

Pursuant to the views of the Securities and Exchange Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described below for covered options on securities. However, even if "covered," these instruments could have the effect of leveraging the Fund's portfolio.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

When-Issued and Delayed Delivery Transactions

New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if Clough deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund's total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund's when-issued and delayed delivery purchase commitments will be established and maintained with the Fund's custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

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Interest Rate Swaps and Options Thereon ("Swaptions")

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (LIBOR), and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. These value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, Clough expects to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

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In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund's portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

Interest Rate Swaps, Swaptions and Credit Derivatives (General)

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to any such derivative agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps and Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry, helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines that would likely be imposed in connection with any issuance of preferred shares by the Fund, it is expected that the Fund would be authorized to enter into swaptions and to purchase credit default swaps without limitation but would be subject to limitation on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions and credit derivatives would be able to be revised by the Board of Trustees, without shareholder vote of the Common Shares or the Fund's preferred shares, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the Fund's preferred shares then in effect.

The Board of Trustees has currently limited the Fund's use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar-denominated and used for hedging purposes only; (2) no more than 5% of the Fund's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that (a) is on a list approved by the Board of Trustees, (b) has capital of at least $100 million and (c) is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board of Trustees at any time in its discretion.

The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 12% of the Fund's total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives will not exceed 331/3% of the Fund's total assets. The Fund has no other investment restrictions with respect to credit derivatives.

Clough expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to ensure that they are properly collateralized.

If Clough determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption or credit derivative positions to which it is party. Interest rate swaps, swaptions and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Trustees, which include reference to third-party information services, such as Bloomberg, and a comparison with Clough's valuation models. The use of interest rate swaps, swaptions and credit derivatives, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risk, valuation risk, credit risk and /or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

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While the Fund may utilize interest rate swaps, swaptions and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

There may be an imperfect correlation between the Fund's portfolio holdings and swaps, swaptions or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps, swaptions and credit derivatives to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

Temporary Investments

From time to time, as Clough deems warranted based on market conditions, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund's investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Portfolio Turnover

Although the Fund cannot accurately predict its portfolio turnover rate, it is likely to exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Foreign Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the Fund anticipates receipt in a foreign currency of dividend or interest payments on such a security. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when Clough believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Clough determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. The Fund may use forward contracts to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

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Illiquid Securities

The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements

A repurchase agreement exists where the Fund sells a security (typically U.S. government securities) to a party for cash and agrees to buy the same security back on a specific date (typically the next business day) from the same party for cash. Repurchase agreements carry several risks. For instance, the Fund could incur a loss if the value of the security sold has increased more than the value of the cash and collateral held. In addition, the other party to the agreement may default, in which case the Fund would not re-acquire possession of the security and suffer full value loss (or incur costs when attempting to purchase a similar security from another party). Also, in a bankruptcy proceeding involving the other party, a court may determine that the security does not belong to the Fund and order that the security be used to pay off the debts of the bankrupt. The Fund will reduce the risk by requiring the other party to put up collateral, whose value is checked and reset daily. The Fund also intends only to deal with parties that appear to have the resources and the financial strength to live up to the terms of the agreement. Repurchase agreements are limited to 50% of the Fund's assets. Cash held for securities sold by the Fund are not included in the Fund's assets when making this calculation.

USE OF LEVERAGE

The Fund uses leverage through the issuance of preferred shares and/or through borrowings, including the issuance of debt securities. The Fund may use leverage of up to 33% of its total assets (including the amount obtained from leverage). The Fund generally will not use leverage if Clough anticipates that it would result in a lower return to Common Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the preferred shares offering or borrowing program) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Clough for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of preferred shares, which may create an incentive to leverage the Fund. The Fund’s issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of preferred shares or incurrence of borrowings having priority over the Fund’s Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such preferred shares or borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Clough from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

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Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%. Though the Fund may issue preferred shares amounting to 50% leverage, it does not intend to exceed 33% leverage, at which point there will be an asset coverage of 303%. Initially, holders of the Common Shares will elect each of the eight Trustees of the Fund. If the Fund issues preferred shares, the holders of the preferred shares will elect two of the Trustees of the Fund. In the event the Fund failed to pay dividends on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees until the dividends are paid.

To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on Clough’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

For the period from November 1, 2019 to October 31, 2020, the average amount borrowed under the Credit Agreement was $178,750,000, at an average rate of 1.64%. As of October 31, 2020, the amount of outstanding borrowings was $182,500,000, the interest rate was 0.91% and the amount of pledged collateral was $318,371,757. Additional information on senior securities of the Fund may be found in the Financial Highlights section of the Prospectus.

The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 33% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. The below table assumes the annual leverage and fee rate of 0.91%.

Assumed portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share return	(16)%	(8)%	(1)%	7%	15%

In addition to the credit facility, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio. These include the sale of credit default swap contracts and the use of other derivative instruments, reverse repurchase agreements and the issuance of preferred shares. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

During the time in which the Fund is utilizing leverage, the fees paid to Clough and the Administrator for services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total assets. Only the Fund’s holders of Common Shares bear the cost of the Fund’s fees and expenses.

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RISKS

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

Key Adviser Personnel Risk

The Fund's ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more key individuals leaves Clough, Clough may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk

The value of an issuer's securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Common Stock Risk

To the extent the Fund invests in common stocks, those investments will be subject to special risks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Debt Securities Risk

In addition to credit risk, investment in debt securities carries certain risks including:

●	Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

●	Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

●	Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

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Interest Rate Risk

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund's having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.

Credit Risk

Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund's portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because a significant primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund's ability to pay dividends on Common Shares. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.

Preferred Securities Risk

In addition to credit risk, investment in preferred securities carries certain risks including:

●	Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

●	Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

●	Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

●	Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

●	Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks.

Non-Investment Grade Securities Risk

The Fund's investments in preferred stocks and bonds of below investment grade quality (commonly referred to as "high yield" or "junk bonds"), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non- payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 20% of its total assets in securities rated below investment grade. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

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Foreign Securities Risk

The Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. To the extent the Fund focuses its investments in a particular country or in countries within a particular geographic region, economic, political, regulatory and other conditions affecting such country or region may have a greater impact on the Fund than on more geographically diversified funds. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund will not invest more than 25% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets, but has no other investment restrictions with respect to investing in foreign issuers.

Emerging Markets Risk

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Derivatives Risk

Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

The Securities and Exchange Commission (SEC) recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (1940 Act), which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 would require the Fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions and may require the Fund to alter, perhaps materially, its use of derivatives.

Counterparty Risk

The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, swaptions and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities "against the box." The Fund intends to comply with regulations of the Securities and Exchange Commission involving "covering" or segregating assets in connection with the Fund's use of options and futures contracts.

118	www.cloughglobal.com

Clough Global Funds	Summary of Updated Information Regarding Clough Global Opportunities Fund

October 31, 2020 (Unaudited)

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in Clough's choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund's assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to Clough's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that Clough's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Small and Medium Cap Company Risk

Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

Market Price of Shares

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund's Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund's Common Shares may be less than the public offering price. The returns earned by Common Shareholders who sell their Common Shares below net asset value will be reduced.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Leverage Risk

Leverage creates risks for the Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares. There is a risk that fluctuations in the dividend rates on any preferred shares may adversely affect the return to the Common Shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board of Trustees. Clough in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances.

Liquidity Risk

Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the Fund.

Annual Report | October 31, 2020	119

Clough Global Funds	Summary of Updated Information Regarding Clough Global Opportunities Fund

October 31, 2020 (Unaudited)

Market Disruption

The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These terrorist attacks and related events, including the war in Iraq, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, secondary trading, credit risk, inflation and other factors relating to the Common Shares.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund's preferred stock holdings and any bond holdings and Common Shareholder's income from the Fund could drop as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Convertible Securities Risk

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

REIT Risk

If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.

Qualification as a REIT in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.

The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

120	www.cloughglobal.com

Clough Global Funds	Summary of Updated Information Regarding Clough Global Opportunities Fund

October 31, 2020 (Unaudited)

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

Annual Report | October 31, 2020	121

Clough Global Funds	Privacy Policy

October 31, 2020 (Unaudited)

The Funds are committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The following policy is in effect with respect to nonpublic personal information about Fund customers:

●	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

●	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

●	The Funds do not currently obtain consumer information. If the Funds were to obtain consumer information at any time in the future, appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information would be employed.

For more information about the Funds’ privacy policies call (877) 256-8445 (toll-free).

122	www.cloughglobal.com

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2020
ANNUAL
REPORT

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Secondary market support provided to the Funds by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm
1290 Broadway, Suite 1000, Denver, CO 80203

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the Code of Ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Karen DiGravio as the Registrant’s “audit committee financial expert.” Ms. DiGravio is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Cohen & Company, Ltd. (“Cohen”).

	Fiscal year ended October 31, 2020	Fiscal year ended October 31, 2019
(a) Audit Fees (1)	$23,000	$24,250
(b) Audit-Related Fees (2)	$0	$0
(c) Tax Fees (3)	$3,500	$3,000
(d) All Other Fees (4)	$0	$933
(g) Aggregate Non-Audit Fees (5)	$3,500	$3,933

(1)	Audit Fees are fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements and for the services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.
(3)	Tax Fees are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. In all periods shown in the table, such services consisted of preparation of the registrant’s annual tax returns, excise tax returns, and review of dividend distribution calculation fees.
(4)	All Other Fees are fees billed for products and services provided by Cohen, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
(5)	Aggregate Non-Audit Fees are non-audit fees billed by Cohen for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). The Aggregate Non-Audit Fee includes the Tax Fees disclosed pursuant to Footnote 3 above. During all periods shown in the table, no portion of such fees related to services rendered by Cohen to the Adviser or any other Covered Entity.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

Item 5. Audit Committee of Listed Registrant.

The registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Robert L. Butler

Adam D. Crescenzi

Clifford J. Weber

Karen DiGravio, Committee Chairman

Jerry G. Rutledge

Hon. Vincent W. Versaci

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 13(c), is a copy of the policies and procedures of Clough Capital Partners L.P. (“Clough”), the investment adviser of the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies, January 5, 2021

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	Chairman, Co-CIO, Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners L.P. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over 20 years.
Robert Zdunczyk	Portfolio Manager, Partner, & Fixed Income Analyst	Since 12/21/11	Mr. Zdunczyk has over 25 years of industry experience which includes analysis of fixed income securities, fixed income trading, equity research, portfolio management, and accounting. He has been an Analyst at Clough Capital Partners L.P. since 2005, where he has been managing fixed income portfolios, specialty finance equity research and fixed income trading.

(a)(2) As of October 31, 2020, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I. Clough, Jr.	4 Accounts $ 529.4 million Total Assets	3 Accounts $ 283.3 million Total Assets	1 Account $ 301.6 million Total Assets	See below (3)
Robert Zdunczyk	3 Accounts $ 488.9 million Total Assets		1 Account $301.6 million Total Assets	See below (3)

(1)	The advisory fees are based in part on the performance for each account.
(2)	The advisory fee is based in part on the performance for the account.
(3)	Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Registrant and the various accounts listed above (collectively with the Registrant, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of October 31, 2020.

The Portfolio Manager Charles Clough owns 82.9% of Clough. He receives a fixed base salary determined based on market factors. Additionally, Clough distributes substantially all of its annual net profits to its partners with Mr. Clough receiving a majority share and the remainder being divided between the James Canty Trust of 2012, with an additional smaller share allocated to five income partners, including Mr. Zdunczyk. Mr. Zdunczyk also receives a fixed base salary based on market factors.

(a)(4) Dollar Range of Securities Owned as of October 31, 2020.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Charles I. Clough, Jr.	$1,000,000 +
Robert Zdunczyk	$100,001 - $500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended October 31, 2020, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
$248,195	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$248,195

(b)	The registrant has a credit facility with BNP Paribas Prime Brokerage, Inc. (BNP). Pursuant to the credit facility agreements and subject to conditions, BNP is authorized to hypothecate certain securities held by a third party custodian.

[1]	Gross income includes income from the reinvestment of cash collateral.

[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.

[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.

[4]	These administrative fees are not included in the revenue split.

[5]	These indemnification fees are not included in the revenue split.

Item 13. Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is attached hereto as Exhibit 13(a)(1)

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Exhibit 13(c)

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President/Principal Executive Officer

Date:	January 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President/Principal Executive Officer

Date:	January 5, 2021

By:	/s/ Kelly McEwen
Kelly McEwen
Treasurer/Principal Financial Officer

Date:	January 5, 2021